File No. 333-130647

 As filed with the Securities and Exchange Commission on December 28, 2005
                  U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-14
      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                    Pre-Effective Amendment No. _1__
                                                ----
                    Post-Effective Amendment No. __
                     (Check appropriate box or boxes)


                           FEDERATED INDEX TRUST
            (Exact Name of Registrant as Specified in Charter)
                                 1-800-341-7400
                        (Area Code and Telephone Number)
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)


                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)

                                   Copies to:
                           Matthew G. Maloney, Esquire
                     Dickstein Shapiro Morin & Oshinsky LLP
                                2101 L Street, NW
                            Washington, DC 20037-1526
                                 (202) 828-2218


         Approximate Date of Proposed Public Offering: As soon as
      practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on January 25, 2006, pursuant to Rule 488.



No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.





The Mason Street Index 400 Stock Fund, ("Mason Street Fund") a series of Mason Street Funds, Inc. (the "Corporation"), will hold a special meeting of shareholders on March 15, 2006, to seek shareholder approval of the reorganization of the Mason Street Fund into the Federated Mid-Cap Index Fund (the "Reorganization") . It is important for you to vote on the Reorganization described in this Prospectus/Proxy Statement. We recommend that you read the entire Prospectus/Proxy Statement; the information in the Prospectus/Proxy Statement will help you to decide whether to vote to approve the Reorganization.

What follows is an introduction to the process and the proposal.

Why am I being asked to vote?
As a shareholder of the Mason Street Fund, you are entitled to vote on the proposed Reorganization of the Mason Street Fund into the Federated Mid-Cap Index Fund.

How do I vote my shares?
You may vote by telephone at the toll-free number shown on your ballot, or through the Internet at www.proxyvote.com. You may also vote in person at the meeting or complete and return the enclosed proxy card. If you:

1. Choose to help save time and postage costs by voting through the Internet or by telephone, please don't return your proxy card.
2. Do not respond at all, we may contact you by telephone to request that you cast your vote.
3. Sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

Why is the Reorganization being proposed?
The Board of Directors of the Corporation and Mason Street Advisors, LLC, the Mason Street Fund's investment adviser, believe that the Reorganization is in the best interest of the Mason Street Fund and its shareholders. Mason Street Advisors, LLC, proposed the Reorganization as part of a strategic initiative to benefit Mason Street Fund shareholders.

In connection with the Reorganization, the Board has approved a related series of reorganizations of the other series portfolios of the Corporation. The reorganization of all of the series portfolios of the Corporation is intended to benefit shareholders through the potential for greater economies of scale in certain funds, increasing the distribution potential and likelihood of future asset growth, providing more efficient operations, the potential for better performance and greater diversification of investment portfolios into which shareholders may have exchange privileges.

Mason Street Advisors, LLC, actively searched for alternatives that would allow shareholders to continue to pursue their original investment objective through a tax-free combination of their Mason Street Fund's portfolio with a comparable portfolio of another fund group.

If approved, the Mason Street Fund will reorganize into Federated Mid-Cap Index Fund - a fund with: o A similar investment objective that also invests at least 80% of its assets in index investments;
o     Higher fund asset levels;
o Lower total annual operating expenses; and o A diversified portfolio of investments.

How will the Reorganization affect my investment? o The investment objective will remain substantially the same. o The cash value of your investment will not change. You will receive shares of Federated Mid-Cap Index Fund with a total dollar value approximately equal to the total dollar value of Mason Street Fund shares that you own at the time of the Reorganization.
o     The Reorganization is anticipated to be a tax-free transaction.

Who do I call if I have questions about the Prospectus/Proxy Statement?

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After careful consideration, the Board of Directors has unanimously approved
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   this proposal. The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.



                            MASON STREET FUNDS, INC.
                        Mason Street Index 400 Stock Fund


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 15, 2006

TO SHAREHOLDERS OF THE MASON STREET INDEX 400 STOCK FUND: A special meeting of the shareholders of the Mason Street Index 400 Stock Fund, ("Mason Street Fund"), will be held at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 at 10:00 a.m.(Central time), on March 15, 2006 for the following purpose:

1. To approve a proposed Agreement and Plan of Reorganization pursuant to which Federated Mid-Cap Index Fund, a portfolio of Federated Index Trust, would acquire all of the assets of the Mason Street Fund in exchange for shares of Federated Mid-Cap Index Fund to be distributed pro rata by the Mason Street Fund to its shareholders, in complete liquidation and termination of the Mason Street Fund; and

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.


The Board of Directors has fixed January 20, 2006 as the record date for determination of shareholders entitled to vote at the special meeting.

                                                By Order of the Board of
                                                Directors,

                                                /s/ Mark G. Doll
                                                ----------------
                                                Mark G. Doll, President
January 25, 2006



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YOU CAN HELP MASON STREET FUNDS, INC. AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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


                           PROSPECTUS/PROXY STATEMENT

                                January 25, 2006


                          Acquisition of the assets of

                        MASON STREET INDEX 400 STOCK FUND
                      a series of Mason Street Funds, Inc.

                            720 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                  Telephone No: 1-888-MASONST (1-888-627-6678)

                        By and in exchange for Shares of

                          FEDERATED MID-CAP INDEX FUND
                      a portfolio of Federated Index Trust

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400

      This Prospectus/Proxy Statement describes the proposal for the reorganization (the "Reorganization") under the Agreement and Plan of Reorganization (the "Plan"), of the Mason Street Index 400 Stock Fund with the Federated Mid-Cap Index Fund. Under the Plan, the Mason Street Index 400 Stock Fund would transfer all of its assets to Federated Mid-Cap Index Fund in exchange for shares of Federated Mid-Cap Index Fund. In this Prospectus/Proxy Statement, Federated Mid-Cap Index Fund will be referenced as the "Federated Fund" and the Mason Street Index 400 Stock Fund will be referenced as the "Mason Street Fund." Shares of the Federated Fund will be distributed pro rata by the Mason Street Fund to its shareholders in complete liquidation of the Mason Street Fund. The Federated Fund and the Mason Street Fund are open-end, series of management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"), which continuously offer to sell shares. As a result of the Reorganization, each owner of shares of the Mason Street Fund will become the owner of the Federated Fund shares having a total net asset value ("NAV") equal to the total NAV of his or her holdings in the Mason Street Fund on the date of the Reorganization (the "Closing Date"). The Plan is attached as Exhibit A.

      For a comparison of the investment objectives and policies of the Mason Street Fund and Federated Fund, see "Summary - Comparison of Investment Objectives, Policies, Limitations and Risks." Information concerning the Federated Fund shares, as compared to shares of the Mason Street Fund, is included in this Prospectus/Proxy Statement in the section entitled "Summary - Comparative Fee Tables" and "Information About the Reorganization - Description of Federated Fund shares and Capitalization."

      This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Federated Fund that a prospective investor should know before voting on the Reorganization. This Prospectus/Proxy Statement is accompanied by the prospectus of the Federated Fund dated December 31, 2005. A Statement of Additional Information relating to this Prospectus/Proxy Statement dated January 25, 2006, is incorporated herein by reference. The Statement of Additional Information for the Federated Fund dated December 31, 2005 and a Prospectus and Statement of Additional Information, as supplemented, for the Mason Street Fund dated July 22, 2005, have been filed with the Securities and Exchange Commission (the "Commission" or "SEC") and are incorporated herein by reference. Further information about the Federated Fund's performance is contained in the Federated Fund's Annual Report for its fiscal year ended October 31, 2005 , and the Semi-Annual Report relating to the period ended April 30, 2005, each of which is incorporated herein by reference. Further information about the Mason Street Fund's performance is contained in the Mason Street Fund's Annual Report for its fiscal year ended March 31, 2005, and the Semi-Annual Report relating to the period ended September 30, 2005, each of which is incorporated herein by reference. Copies of these materials and other information about the Federated Fund and the Mason Street Fund may be obtained without charge by writing or by calling the Federated Fund or the Mason Street Fund at the addresses and telephone numbers shown on the previous pages.

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      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
      THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THESE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
------------------------------------------------------------------------------

TABLE OF CONTENTS
                                                                            Page

 SUMMARY
   Reasons for the Proposed Reorganization
   Comparison of Investment Objectives, Policies and Risks
      Federated Fund - Mason Street Fund
   Investment Limitations- Federated Fund and Mason Street Fund
   Comparative Fee Tables
      Federated Fund - Mason Street Fund
   Comparison of Potential Risks and Rewards; Performance Information
      Federated Fund - Mason Street Fund
   Investment Advisers
   Portfolio Managers
   Advisory and Other Fees
   Purchases, Redemptions and Exchange Procedures; Dividends and
Distributions;
      Retirement Plan Custodian; Legal and Regulatory Matters

INFORMATION ABOUT THE REORGANIZATION
   Description of the Plan of Reorganization
   Description of Federated Fund Shares and Capitalization
   Federal Income Tax Consequences
   Agreement among MSA, NMIS and Federated
   Reasons for the Reorganization
   Comparative Information on Shareholder Rights and Obligations

INFORMATION ABOUT THE FEDERATED FUND AND THE MASON STREET FUND
   Federated Fund
   Mason Street Fund

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING Proxies, Quorum and Voting at the Special Meeting Share Ownership of the Funds

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

SUMMARY OF INVESTMENT LIMITATIONS (Annex A)

AGREEMENT AND PLAN OF REORGANIZATION (Exhibit A)                         A-1

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Exhibit B)                  B-1
      Federated Fund                                                     B-1
      Mason Street Fund                                                  B-3

                                     SUMMARY

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A copy of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A. For more complete information, please read the prospectuses of the Federated Fund and the Mason Street Fund, and the Statement of Additional Information relating to this Prospectus/Proxy Statement. A copy of the Federated Fund's prospectus accompanies this Prospectus/Proxy Statement.


Reasons for the Proposed Reorganization

      The Board of Directors ("Board" or "Directors") of the Mason Street Funds, Inc. has unanimously voted to recommend to holders of shares of the Mason Street Fund approval of the Plan. Under the Plan, the Federated Fund would acquire all of the assets of the Mason Street Fund in exchange for the Federated Fund's shares to be distributed pro rata by the Mason Street Fund to its shareholders in complete liquidation of the Mason Street Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the Mason Street Fund will become the owner of Federated Fund shares having a total NAV equal to the total NAV of his or her holdings in the Mason Street Fund on the date of the Reorganization, i.e., the Closing Date.


      The Board of the Mason Street Funds, Inc., including the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), has concluded that the Reorganization is in the best interests of the Mason Street Fund and its shareholders. Mason Street Advisors, LLC ("MSA"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and the Mason Street Fund's investment adviser, proposed the Reorganization as part of a strategic initiative to benefit the Mason Street Fund shareholders. In connection with the Reorganization, the Board has approved a related series of reorganizations of the other series portfolios of the Mason Street Funds, Inc. The reorganization of all of the series portfolios of the Mason Street Funds, Inc. is intended to benefit shareholders by achieving greater economies of scale in certain funds, increasing the distribution potential and likelihood of future asset growth, providing more efficient operations, the potential for better performance and greater diversification of investment portfolios into which shareholders may have exchange privileges.

      Accordingly, MSA has actively pursued alternatives over the past several months that would allow shareholders to continue to pursue their original investment objective through a tax-free combination of their Mason Street Fund's portfolio with a comparable portfolio of another fund group. The Mason Street Fund and the Federated Fund have similar objectives, are managed using similar investment strategies and invest in similar securities. The funds have similar performance and the Federated Fund's total annual operating expenses are lower than those of the Mason Street Fund. After extensive discussions between representatives of MSA and Federated Investors, Inc. ("Federated"), MSA recommended to the Board that it consider and approve the Reorganization as being in the best interest of the Mason Street Fund and its shareholders.

      As a condition to the Reorganization, the Federated Fund and the Mason Street Fund each will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, as amended, so that no gain or loss will be recognized by the Federated Fund, the Mason Street Fund or the Mason Street Fund's shareholders as a result of the Reorganization. The tax basis of the Federated Fund shares received by the Mason Street Fund's shareholders will be the same as the tax basis of their shares in the Mason Street Fund. There may be taxes payable in connection with distributions, if any, by the Mason Street Fund immediately before the closing date. These distributions may include gains realized on dispositions of portfolio securities in connection with the Reorganization.


--------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS OF THE MASON STREET FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.
--------------------------------------------------------------------------------

Comparison of Investment Objectives, Policies and Risks

      FEDERATED FUND - MASON STREET FUND


      The investment objectives for the Federated Fund and the Mason Street Fund are substantially similar. The investment objective of the Federated Fund is to provide investment results generally corresponding to the aggregate price and dividend performance of the publicly-traded common stocks that comprise the mid-level stock capitalization sector of the United States equity market. The Federated Fund normally invests its assets in the common stocks included in the Standard & Poor's MidCap 400 Index ("S&P 400"). The investment objective of the Mason Street Fund is to provide investment results that replicate the performance of the S&P 400. Because both funds refer to Index investments in their name, they normally invest at least 80% of their assets in index investments.

      Both the Federated Fund and the Mason Street Fund pursue their investment objective by investing primarily in common stocks included in the S&P 400. Both the Federated Fund and the Mason Street Fund may also invest in derivatives such as stock index futures. The Federated Fund and the Mason Street Fund are not managed in the traditional sense using economic, financial and market analysis. The Federated Fund seeks to reduce the difference in the fund's portfolio performance relative to the S&P 400 ("tracking error") by investing in a portfolio that seeks to replicate, as closely as possible, the composition of the S&P 400. The fund attempts to achieve a 0.95 or better correlation between the performance of the fund and that of the S&P 400. The Federated Fund also may employ the following strategies to attempt to further reduce tracking error: (1) buying and selling securities after announced changes in the S&P 400 but before or after the effective date of the changes; (2) purchasing S&P 400 futures contracts in amounts approximating the cash held in the fund's portfolio; (3) purchasing domestically traded share classes of S&P 400 companies other than the share classes included in the S&P 400; and (4) lending the fund's securities to broker/dealers or other institutions to earn income for the Fund. The Mason Street Fund uses a computer program to determine which stocks are to be purchased or sold to achieve the fund's objective. The fund will, to the extent feasible, remain fully invested and will normally hold at least 375 of the 400 stocks that comprise the S&P 400. In order to reduce tracking error, the Mason Street Fund may invest in stock futures and options contracts, convertible securities, and swap agreements.

      Some of the main differences between the Federated Fund and the Mason Street Fund are as follows:

o     the Mason  Street  Fund is  non-diversified  and the  Federated  Fund is diversified.  Compared  to the  Federated  Fund,  the Mason  Street
             Fund is permitted to invest a higher percentage of its assets among fewer issuers of portfolio securities;

o the Mason Street Fund's investment strategy provides for the ability to invest in convertible securities, initial public offerings, warrants and swap agreements to a greater extent than the Federated Fund's investment strategy. The Mason Street Fund uses this investment strategy to help stay fully invested in stocks and reduce transaction costs;

o the Mason Street Fund's investment strategy provides for the ability to invest in preferred stocks, to a greater extent than the Federated Fund's investment strategy. The Mason Street Fund's use of preferred stocks may cause it to be subject to the risks of investing in preferred stocks to a greater extent than the Federated Fund;

o the Federated Fund's investment strategy provides for the ability to participate in securities lending to a greater extent than the Mason Street Fund. While the Mason Street Fund has the ability to participate in securities lending, it currently does not lend its securities;


      All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either the Federated Fund or the Mason Street Fund. In addition, both the Federated Fund and the Mason Street Fund are subject to stock market risk, which is posed by the fact that the value of the equity securities in which the funds invest rise and fall over short or extended periods of time; liquidity risk, which is posed by the fact that equity securities or derivative contracts in which the Federated Fund and the Mason Street Fund may invest may be less readily marketable and may be subject to greater fluctuation in price than other securities (the Mason Street Fund's potentially greaterr investment investment in initial public offerings may subject the Mason Street Fund to liquidity risk to a greater extent then the Federated Fund); risk related to company size, which is posed by the fact that the companies in which the Federated Fund and Mason Street Fund are able to invest in may tend to have fewer shareholders, less liquidity, more volatility, unproven track records, limited product or service base and limited access to capital; risk of investing in derivatives, which is posed by the fact that the funds' use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments; and sector risk, which is posed by the fact that both the Federated Fund and the Mason Street Fund may allocate relatively more assets to certain industry sectors than others, and therefore, the performance of the funds may be more susceptible to any developments which affect those sectors emphasized. Also, as noted above, the Mason Street Fund is a non-diversified fund and therefore is permitted to invest a higher percentage of its assets among fewer issuers of portfolio securities. This could increase the Mason Street Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the fund's share price and performance. The Mason Street Fund may be subject to the risk of investing in preferred stocks to a greater extent than the Federated Fund. The risk of investing in preferred stocks is posed by the fact that preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change.


Investment Limitations -Federated Fund and Mason Street Fund

      In addition to the objectives and policies described above, the Federated Fund and the Mason Street Fund are subject to certain investment limitations as described in the Prospectus and Statement of Additional Information of the Federated Fund dated December 31, 2005, and the Prospectus and Statement of Additional Information, as supplemented, of the Mason Street Fund dated July 22, 2005, which set forth in full the investment objectives, policies and limitations of the Federated Fund and the Mason Street Fund, all of which are incorporated by reference herein.


      A full description of the risks inherent in an investment in the Federated Fund and the Mason Street Fund is also set forth in their respective Prospectuses and Statements of Additional Information of the same date.


      A summary of the fundamental and non-fundamental limitations of the Federated Fund and the Mason Street Fund are set forth on Annex A to this Prospectus/Proxy Statement. The limitations for the Federated Fund and the Mason Street Fund are generally similar; however, you may want to note the following differences:

o The Mason Street Fund has a fundamental policy that it is non-diversified. The Federated Fund has the following fundamental limitation regarding diversification.

|X|   With  respect  to  securities  comprising  75% of the value of its total assets,  the fund will not purchase  securities  of any one issuer (other than cash; cash items;  securities  issued or guaranteed  by the  government  of the United States or its agencies or  instrumentalities  and  repurchase  agreements collateralized  by such  U.S.  government  securities;  and
                     securities  of  other   investment   companies)  if,  as  a
                     result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the fund would own more than 10% of the outstanding voting securities of that issuer.

o The Federated Fund has the following non-fundamental investment limitations that the Mason Street Fund does not have:

|X| The Federated Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities;

|X|   The  Federated  Fund will not purchase  securities  on margin,  provided that the fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

|X| The Federated Fund may invest its assets in securities of other investment companies, including securities of affiliated investment companies, as an efficient means of carrying out its investment policies and managing its uninvested cash;

o The Mason Street Fund has the following non-fundamental investment limitation that the Federated Fund does not have:

|X| The Mason Street Fund may not borrow money for the purpose of leveraging or investment in an amount in excess of 15% of total assets.


Comparative Fee Tables

      The funds, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.

FEDERATED FUND - MASON STREET FUND


Fees and Expenses

      This table describes the fees and anticipated expenses of the Federated Fund's shares for the fiscal year ending October 31, 2006, as well as on a Pro Forma basis giving effect to the Reorganization, and the fees and expenses of the Mason Street Fund's Class A Shares and Class B Shares for the fiscal year ending March 31, 2006.



                                                      Mason Street      Mason Street       Federated Fund
                                        Federated    Fund - Class A    Fund - Class B         Pro Forma
Shareholder Fees                          Fund           Shares            Shares             Combined
Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)             None           4.75%              0.00%               None
Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, as applicable)       None           0.00%              5.00%               None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
(and other Distributions) (as a
percentage of offering price)             None            None              None                None
Redemption Fee (as a percentage of
amount redeemed, if applicable)           None            None              None                None
Exchange Fee                              None            None              None                None

Annual Fund Operating Expenses
(Before Waivers and
Reimbursements)(1) Expenses That are Deducted From Fund Assets (as a percentage of
average net assets)
Management Fee                          0.40%(2)         0.25%              0.25%             0.40%(2)
Distribution (12b-1) Fee                  None           0.07%              0.75%               None
Other Expenses                          0.29%(3)        0.51%(4)          0.52%(4)            0.29%(3)
Total Annual Fund Operating
Expenses                                  0.69%          0.83%              1.52%               0.69%
Total Contractual Waiver of Fund
Expenses                                  0.00%         0.23%(5)          0.27%(5)              0.00%
Total Annual Fund Operating
Expenses (after contractual                              0.60%       --
waivers)                                  0.69%                     -       1.25%               0.69%

1 The percentages shown are based on anticipated expenses for the entire fiscal years ending October 31, 2006, March 31, 2006, March 31, 2006 and October 31, 2006, respectively. However, the rate at which expenses are accrued during the fiscal years may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the shareholder services provider of the Federated Fund expects to waive certain amounts. The voluntary waivers for the Federated Fund are shown below along with the net expenses the funds expect to pay for the fiscal years ending October 31, 2006, March 31, 2006, March 31, 2006 and October 31, 2006,
respectively.

Total Voluntary Waiver of Fund
  Expenses                         0.20%          0.00%        0.00%      0.20%
Total Annual Fund Operating
  Expenses (after waivers and
  reimbursements)                  0.49%         0.60%(5)    1.25%(5)     0.49%

2 The Manager expects to waive a portion of the management fee. The Manager can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) will be 0.39% for the fiscal year ending October 31, 2006.

  3 Includes a shareholder services fee/account administrative fee which is used to compensate intermediaries for shareholder services or account administratrive services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. The shareholder services provider for Federated Fund expects to voluntarily waive a portion of its fee. The shareholder services provider can terminate this voluntary waiver at any time. Total other operating expenses paid by the Fund (after the anticipated voluntary waiver) will be 0.10% for the fiscal year ending October 31, 2006.

4 Mason Street Advisors, LLC and its affiliates have contractually agreed to waive their fees and absorb certain other operating expenses, until at least July 31, 2006, to the extent necessary so that Total Annual Fund Operating Expenses will not exceed the amount shown for Mason Street Fund Class A Shares and Class B Shares. Total other operating expenses paid by the Fund (after contractual waiver) will be 0.28% and 0.25% for the fiscal year ending March 31, 2006.

5 Effective July 22, 2005, the expense cap for the Mason Street Fund was dropped from 0.80% to 0.60% for its Class A Shares and from 1.45% to 1.25% for its Class B Shares.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Federated Fund, Mason Street Fund Class A Shares and Class B Shares and Federated Fund Pro Forma Combined with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in each respective Federated Fund's Shares, Mason Street Fund Class A Shares and Class B Shares and Federated Fund Pro Forma Combined for the time periods indicated and then redeem all of your Shares at the end of those period. The Example also assumes that your investment has a 5% return each year and that the Federated Fund's shares operating expenses are before waivers and the Mason Street Fund's Class A Shares operating expenses are after any contractual waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                              Mason Street Fund    Mason Street     Federated Fund Pro
Share Class                  Federated Fund    - Class A Shares   Fund - Class B      Forma Combined
                                                                          Shares
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
1 Year
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
   Expenses assuming
redemption                         $70               $533              $627                $70
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
   Expenses assuming no
redemption                         $70               $533              $127                $70
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
3 Years
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
   Expenses assuming
redemption                        $221               $705              $754                $221
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
   Expenses assuming no
redemption                        $221               $705              $454                $221
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
5 Years
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
   Expenses assuming
redemption                        $384               $892             $1,003               $384
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
   Expenses assuming no
redemption                        $384               $892              $803                $384
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
10 Years
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
   Expenses assuming
redemption                        $859              $1,431            $1,603               $859
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
   Expenses assuming no
redemption                        $859              $1,431            $1,603               $859
--------------------------------------------------------------------------------------------------------

The financial highlight tables are intended to help you understand the Federated Fund's and the Mason Street Fund's financial performance for the past five years (or, if shorter, the period of a fund's operations). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). This information for the Federated Fund has been audited by Ernst & Young LLP, whose report, along with the Federated Fund's financial statements, are included in the Federated Fund's annual report, which is available upon request. This information for the Mason Street Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Mason Street Fund's financial statements, are included in the Mason Street Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS - FEDERATED FUND

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Year Ended October 31                  2005                    2004                 2003               2002                  2001
Net Asset Value, Beginning
of Period                             $19.84                  $18.22               $14.11             $15.26                $20.13
Income From Investment
Operations:
Net investment income                  0.22                    0.13                 0.10               0.10                  0.11
Net realized and
unrealized gain (loss) on
investments and futures
contracts                              3.09                    1.75                 4.12               (0.90)                (2.51)
  TOTAL FROM INVESTMENT
  OPERATIONS                           3.31                    1.88                 4.22               (0.80     )          (2.40 )
Less Distributions:
Distributions from net
investment income                     (0.19        )          (0.12      )         (0.11      )        (0.10     )          (0.14 )
Distributions from net
realized gain on
investments and futures
contracts                             (0.77        )          (0.14      )           ---                (0.25     )          (2.33 )
  TOTAL DISTRIBUTIONS                 (0.96        )          (0.26      )         (0.11      )        (0.35     )          (2.47  )
Net Asset Value, End of
Period                                $22.19                  $19.84               $18.22             $14.11                $15.26
Total Return(1)                       17.09        %          10.38      %         30.04      %        (5.47    )%          (12.97)%

Ratios to Average Net
Assets:
Net expenses                           0.49        %           0.49      %          0.49      %        0.50      %           0.58  %
Net investment income                  1.06        %           0.69      %          0.69      %        0.66      %           0.72  %
Expense
waiver/reimbursement(2)                0.20        %           0.27      %          0.26      %        0.23      %           0.22  %
Supplemental Data:
Net assets, end of period
(000 omitted)                        $889,064                $708,296             $564,618           $364,656              $304,982
Portfolio turnover                      14         %            16       %           11       %         40       %            30   %

------------------------------------------------------------------------------
1 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

2 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.


FINANCIAL HIGHLIGHTS - MASON STREET FUND

Class A Shares


                              --------------------------------------------------------------------------------
                              --------------------------------------------------------------------------------
                                  For the         For the         For the         For the         For the
                                 Year Ended      Year Ended      Year Ended      Year Ended     Year Ended
(For a share outstanding         March 31,       March 31,       March 31,       March 31,       March 31,
throughout the period)            2005(d)         2004(d)         2003(d)         2002(d)         2001(d)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Selected Per Share Data
 Net Asset Value, Beginning        $11.97          $8.23           $11.09          $9.43          $11.86
of Period
  Income from Investment
Operations:
   Net Investment Income          0.07(a)         0.02(a)         0.02(a)           0.01          0.07(a)
(Loss)
   Net Realized and
Unrealized Gains on                 1.08            3.88           (2.66)           1.75          (0.89)
    Investments
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
    Total from Investment           1.15            3.90           (2.64)           1.76          (0.82)
Operations
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net          (0.04)          (0.02)         (.00)(b)          0.03          0.06(a)
Investment Income
   Distributions from
Realized Gains on                  (0.46)          (0.14)          (0.22)          (0.07)         (1.55)
    Investments
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
    Total Distributions            (0.50)          (0.16)          (0.22)          (0.10)         (1.61)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of           $12.62          $11.97          $8.23           $11.09          $9.43
Period
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Total Return(c)                   9.62%           47.47%         (23.95)%         18.65%         (7.61)%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
 Net Assets, End of Period      $187,196,442    $165,171,643    $106,622,917    $67,265,391     $32,728,623
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Ratio of Gross Expenses to        0.83%           0.99%           1.17%           1.18%           1.34%
Average Net Assets
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Ratio of Net Expenses to         0.83%(e)         0.95%           0.95%           0.95%           0.95%
Average Net Assets
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Ratio of Net Investment            0.59%           0.22%           0.24%           0.26%           0.59%
Income
 (Loss) to Average Net Assets
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate           13.81%          8.55%           15.27%          28.82%         45.24%
--------------------------------------------------------------------------------------------------------------

(a) Calculated based on average shares outstanding.

(b) Amount is less than $0.005.

(c) Total return includes deductions for management and other Fund expenses, excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d) For the twelve months ended March 31.

(e) As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class A were reduced to 0.25% and 0.80%, respectively.


FINANCIAL HIGHLIGHTS - MASON STREET FUND

Class B Shares


                              ---------------------------------------------------------------------------------------
                              ---------------------------------------------------------------------------------------
                                   For the           For the            For the          For the         For the
                              Year Ended March   Year Ended March  Year Ended March     Year Ended      Year Ended
(For a share outstanding         31, 2005(c)       31, 2004(c)        31, 2003(c)       March 31,       March 31,
throughout the period)                                                                   2002(c)         2001(c)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
 Net Asset Value, Beginning        $11.75             $8.12             $11.01            $9.40           $11.84
of Period
  Income from Investment
Operations:
   Net Investment Income          (0.01)(a)         (0.04)(a)          (0.04)(a)          (0.01)        (0.01)(a)
(Loss)
   Net Realized and
Unrealized Gains on                 1.05               3.81             (2.63)             1.69           (0.87)
    Investments
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
    Total from Investment           1.04               3.77             (2.67)             1.68           (0.88)
Operations
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net            --                 --                --                --            (0.01)
Investment Income
   Distributions from
Realized Gains on                  (0.46)             (0.14)            (0.22)            (0.07)          (1.55)
    Investments
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
    Total Distributions            (0.46)             (0.14)            (0.22)            (0.07)          (1.56)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of           $12.33             $11.75             $8.12            $11.01          $9.40
Period
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Total Return(b)                    8.86%             46.46%           (24.41)%           17.88%         (8.13)%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
 Net Assets, End of Period       $10,658,215       $10,401,907        $7,358,667        $8,276,961      $5,115,830
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Ratio of Gross Expenses to         1.52%             1.64%              1.82%            1.83%           1.99%
Average Net Assets
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Ratio of Net Expenses to         1.48%(d)            1.60%              1.60%            1.60%           1.60%
Average Net Assets
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment            (0.08)%           (0.43)%            (0.42)%          (0.39)%         (0.06)%
Income
 (Loss) to Average Net Assets
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate           13.81%             8.55%             15.27%            28.82%          45.24%
---------------------------------------------------------------------------------------------------------------------

(a) Calculated based on average shares outstanding.

(b) Total return includes deductions for management and other Fund expenses, excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(c) For the twelve months ended March 31.

(d) As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class B were reduced to 0.25% and 1.45%, respectively.

Comparison of Potential Risks and Rewards; Performance Information

      The bar charts and tables below compare the potential risks and rewards of investing in the Federated Fund and the Mason Street Fund. The bar charts provide an indication of the risks of investing in each fund by showing changes in each fund's performance from year to year. The total returns shown in the bar chart are based upon net asset value. The tables show how each fund's average annual total returns for the one year, five years and ten years (or start of performance) compare to the returns of a broad-based market index. The figures assume reinvestment of dividends and distributions. Attached as Exhibit B to this Prospectus/Proxy Statement is a Management's Discussion of Fund Performance and a line graph for the most recent fiscal year for the Mason Street Fund and the Federated Fund. The performance of the Federated Fund and the Mason Street Fund will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

FEDERATED FUND
Risk/Return Bar Chart and Table

Federated Fund Bar Chart

The graphic presentation displayed here consists of a bar chart representing the annual total returns of shares of the Federated Fund as of the calendar year-end for each of ten years. The `y' axis reflects the "% Total Return" beginning with "-20.00%" and increasing in increments of 10.00% up to 40.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2004. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the shares for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1995 through 2004. The percentages noted are: 29.02%, 18.27%, 31.05%, 18.10%, 13.88%, 16.70%, (1.30)%,
(15.16)%, 34.90% and 15.85%, respectively.



      The Federated Fund's total return for the nine-month period from January 1, 2005 to September 30, 2005 was 8.50%.

      Within the period shown in the bar chart, the Federated Fund's highest quarterly return was 27.73% (quarter ended December 31, 1998). Its lowest quarterly return was (16.68)% (quarter ended September 30, 2001).

Average Annual Total Return Table

      Return Before Taxes is shown. In addition Return After Taxes is shown for the Federated Fund to illustrate the effect of federal taxes on fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the S&P 400, a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2004)



                                        1 Year        5 Years       10 Years
Federated Fund:
Return Before Taxes                     15.85%         8.85%         15.18%
Return After Taxes on
Distributions(1)                        14.81%         7.59%         13.09%
Return After Taxes on
Distributions and Sale of
Fund Shares(1)                          10.96%         7.01%         12.40%
S&P 400                                 16.49%         9.55%         16.10%

------------------------------------------------------------------------------
1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.




MASON STREET FUND-CLASS A SHARES AND CLASS B SHARES



The Mason Street Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.



The annual returns in the bar chart are for the Mason Street Fund's Class A Shares.

Mason Street Fund Bar Chart

The graphic presentation displayed here consists of a bar chart representing the annual total returns of Class A Shares of the Mason Street Fund, as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "-20.00%" and increasing in increments of 10.00% up to 40.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2004. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class A Shares for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 2000 through 2004. The percentages noted are: 17.30%, (1.10%), (15.04)%, 34.29%, and 15.43%, respectively.



During the period shown in the bar chart, the highest return for a quarter was 17.88% (quarter ended December 31, 2001). Its lowest return for a quarter was (16.57)% (quarter ended September 30, 2001).

Risk/Return Bar Chart and Table


The Average Annual Total Returns for the Mason Street Fund's Class A Shares and Class B Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the S&P 400, a broad-based market index and the Mid Cap Core Funds Lipper Average. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

Average Annual Total Return Table



(For the periods ended December 31, 2004)



                                         1 Year        5 Years      Life of Fund
                                                                    (Annualized)
Mason Street Fund:

Class A Shares
Return Before Taxes                       9.95%         7.80%          8.29%
Return After Taxes on                     9.20%         6.29%          6.83%
Distributions(1)
Return After Taxes on
Distributions and Sale of Fund  -------------------     5.85%          6.32%
Shares(1)                                 7.18%
Class B Shares
Return Before Taxes                       9.82%         7.87%          8.48%
S&P 400                                  16.49%         9.54%          9.86%
Mid Cap Core Funds Lipper                16.47%         9.51%           ---
Average

------------------------------------------------------------------------------
1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

Investment Advisers

      A Board of Directors governs the Mason Street Fund. The Board selects and oversees the adviser, MSA, a wholly owned company of Northwestern Mutual, who manages the Mason Street Fund's assets, including buying and selling portfolio securities. MSA is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The address of MSA is, 720 East Wisconsin Avenue, Milwaukee, WI 53202.

MSA employs a staff of investment professionals to manage the assets of the Mason Street Fund and the other advisory clients of MSA. Northwestern Mutual provides related facilities and personnel which are utilized by MSA in performing its obligations under the the fund's investment advisory agreement.

      A Board of Trustees governs the Federated Fund. This Board selects and oversees the adviser, Federated Equity Management Company of Pennsylvania ("FEMCOPA" or "Manager"). The Manager, in turn, oversees the management of the Fund's assets by the subadviser, Fund Asset Management, L.P., doing business as Mercury Advisors, an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (Subadviser). Federated Advisory Services Company (FASC), an affiliate of the Manager, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Manager. The fee for these services is paid by the Manager and not by the Federated Fund. The Manager's responsibilities include selecting the Subadviser and the continued review and evaluation of the Subadviser's performance. The address of the Manager and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

      The Manager has delegated daily management of all of the Federated Fund's assets to the Subadviser, who is paid by the Manager and not by the Fund. The Subadviser has complete discretion, subject to the Manager's oversight, to purchase and sell portfolio securities for the Federated Fund. The Subadviser's address is 800 Scudders Mill Road, Plainsboro, NJ 08536.

      Fund Asset Management, L.P. was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management, L.P. and its affiliates currently have approximately $501 billion in investment company and other portfolio assets under management as of December 31, 2004.

The Manager and other subsidiaries of Federated advise approximately 133 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,385 employees. Federated provides investment products to more than 5,700 investment professionals and institutions.


Portfolio Managers

Federated Fund

John W. Harris. Mr. Harris has been the Federated Fund's Portfolio Manager since January 2003. He is Vice President of the Federated Index Trust. Mr. Harris initially joined Federated in 1987 as an Investment Analyst. He served as an Investment Analyst and an Assistant Vice President from 1990 through 1992 and as a Senior Investment Analyst and Vice President through May 1993. After leaving the money management field to travel extensively, he rejoined Federated in 1997 as a Senior Investment Analyst and became a Portfolio Manager and Assistant Vice President of the Fund's Manager in December 1998. In January 2000, Mr. Harris became a Vice President of the Federated Fund's Manager. Mr. Harris is a Chartered Financial Analyst. He received his M.B.A.
from the University of Pittsburgh. Mr. Harris is responsible for overseeing the Subadviser. In such a capacity Mr. Harris is involved in monitoring and evaluating the performance of the Subadviser.

Vincent J. Costa
Jeffrey L. Russo
Debra L. Jelilian


Subject to the oversight of the Manager, Merrill Lynch Investment Managers, L.P. ("MLIM") Quantitative Index Management Team is responsible for the day-to-day management of the Federated Fund. The members of the team are Vincent J. Costa, CFA, Jeffrey L. Russo, CFA and Debra L. Jelilian. The team is jointly responsible for the day-to-day management of the Federated Fund's portfolio. Mr. Costa is the overall investment supervisor for the Federated Fund, and Mr. Russo and Ms. Jelilian are primarily responsible for the day to day management of the fund's investments. Mr. Costa has been a Managing Director of MLIM since 2005 and was a Director of MLIM from 1999 to 2005, and has been a member of the Federated Fund's management team since 2004. He is MLIM's Head of Quantitative Investments and has over eighteen years' experience in investing and in managing index investments. Mr. Russo has been a Director of MLIM since 2004, and was a Vice President thereof from 1999 to 2004, and has been a member of the Federated Fund's management team since 2000. Mr. Russo has ten years' experience as a portfolio manager and trader. Ms. Jelilian has been a Director of MLIM since 1999, and has been a member of the Federated Fund's management team since 2000. Ms. Jelilian has thirteen years' experience in investing and in managing index investments.

Mason Street Fund

Patricia L. Van Kampen. Ms. Van Kampen, Chartered Financial Analyst, is a Managing Director of MSA, having joined Northwestern Mutual in 1974. She holds a B.A. degree from St. Norbert College and an M.B.A. from Marquette University. Ms. Van Kampen is responsible for all common stock investments of Northwestern Mutual, and is also primarily responsible for the day-to-day management of the Mason Street Fund and Mason Street Index 500 Stock Fund.

Advisory and Other Fees

      The annual investment management fee for the Federated Fund is 0.40% and the annual investment advisory fee for the Mason Street Fund is 0.25%. FEMCOPA and MSA may voluntarily choose to waive a portion of their management or advisory fees or reimburse other expenses of the funds. These voluntary waivers or reimbursements may be terminated by FEMCOPA and MSA at any time in their discretion. MSA and its affiliates have contractually agreed to waive their fees and absorb certain other operating expenses, until at least July 31, 2006, to the extent necessary so that the Mason Street Fund's Total Annual Net Operating Expenses will not exceed 0.60% of the fund's Class A Shares and 1.25% of the fund's Class B Shares. The contractual fee waiver may not be unilaterally altered by MSA or its affiliates, and only the Mason Street Fund's Board of Directors can terminate the waiver during that period.


      The Federated Fund has entered into a Shareholder Services Agreement under which it may make payments up to 0.25% of the average daily NAV of its shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that Federated Shareholder Services Company ("FSSC"), an affiliate of FEMCOPA, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers.


      The Mason Street Fund is subject to a shareholder servicing fee of 0.25% per year of the Fund's average daily net assets, which may be paid to brokers who provide ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.


      Federated Securities Corp. ("FSC"), an affiliate of FEMCOPA, is the principal distributor for shares of the Federated Fund. Under the Distributor's Contract with the Fund, the FSC offers Shares on a continuous, best-efforts basis. FSC may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares or provide services to Federated Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Federated Fund. Northwestern Mutual Investment Services, LLC ("NMIS") is the principal distributor for shares of the Mason Street Fund. The Mason Street Fund has adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") pursuant to which the Mason Street Fund may pay a fee to the distributor in an amount computed at an annual rate of up to 0.07% of the average daily net assets of the fund's Class A Shares and up to 0.75% of the average daily net assets of the fund's Class B Shares. The distribution fee is payable to the distributor to reimburse it for services and expenses incurred in connection with the distribution of fund shares, including unreimbursed expenses incurred in prior years. These expenses include payments to Registered Representatives, expenses of printing and distributing prospectuses to persons other than fund shareholders, and expenses of preparing, printing and distributing advertising and sales literature.


      The total annual operating expenses (as shown below), as a percentage of average net assets, for shares of the Federated Fund were 0.49% of average daily net assets (after voluntary waivers) for the fiscal year ended October 31, 2005. Without such voluntary waivers, the expense ratio of shares of the Federated Fund would have been 0.73% of average daily net assets. The total annual operating expenses, as a percentage of average net assets, for the Mason Street Fund's Class A Shares and Class B Shares were 0.83% and 1.48%, respectively, of average daily net assets (after waivers) for the fiscal year ended March 31, 2005. Without such waivers, the expense ratio of the Mason Street Fund's Class A Shares and Class B Shares would have been 0.83% and 1.52%, respectively, of average daily net assets.

--------------------------------------------------------------------------------
Fund                 Total Annual Operating     Fee Waivers         Total Annual
                     Operating Expenses                       Operating Expenses
                     (After Waivers)                            (Before Waivers)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Federated Fund           0.49%                   0.20%                    0.69%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Mason Street Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      Class A            0.83%                   0.00%                     0.83%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      Class B           1.48%                   0.04%                      1.52%
--------------------------------------------------------------------------------



Purchases, Redemptions and Exchange Procedures; Dividends and Distributions; Legal and Regulatory Matters

      The transfer agent and dividend disbursing agent for the Federated Fund is State Street Bank and Trust Company. The transfer agent and dividend disbursing agent for the Mason Street Fund is Boston Financial Data Services.


      Procedures for the purchase, exchange and redemption of the Federated Fund's shares are similar to the procedures applicable to the purchase, exchange and redemption of the Mason Street Fund's shares. The prospectus of the Federated Fund and the prospectus of the Mason Street Fund each contain a complete description of the purchase, exchange and redemption procedures applicable to purchases, exchanges and redemptions of the Federated Fund's and the Mason Street Fund's shares, respectively, and each prospectus is incorporated by reference into this Prospectus/Proxy Statement. Set forth below is a brief description of the significant purchase, exchange and redemption procedures applicable to the Federated Fund's shares and the Mason Street Fund's shares.


 Purchases


      The Mason Street Fund's Class A Shares are sold at NAV plus a maximum front-end sales charge of 4.75%. A contingent deferred sales charge ("CDSC") of
1.00 % of the redemption amount applies to the Mason Street Fund's Class A Shares redeemed up to 18 months after purchase under certain investment programs where the amount of the purchase was $1 million or greater and thus not subject to a front-end sales charge. The Mason Street Fund's Class B Shares are sold at NAV plus a CDSC on redemption proceeds. The CDSC starts at up to 5.00% (reduced for purchases of $50,000 or more) and declines to 0% after six years.


      The Federated Fund's shares are sold at NAV, without any front-end sales charge or CDSC.

      The following is a list of the minimum investment amounts for the Federated Fund and the Mason Street Fund:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Systematic Investment
                                                                               Retirement Plan Subsequent         Plan Subsequent
                Initial Investment    Subsequent         Retirement Plan           Investment Minimum               Investment
                      Minimum     Investment Minimum   Investment Minimum                                       Minimum/Subsequent
Fund                                                                                                          Investment Minimum
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund        $25,000            None               $250                        $100                        $50/$50
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Mason Street Fund     $1,000             $100               $500                        $100                        $50/$50
-----------------------------------------------------------------------------------------------------------------------------------

      Initial investment minimums of the Federated Fund will be waived for Mason Street shareholder accounts for the purposes of the Reorganization. Purchases of shares of the Federated Fund may be made through an investment professional, directly from the fund or through an exchange from another Federated mutual fund. Purchases through investment professionals may be subject to higher or lower minimum investment requirements.


      Purchases of the Mason Street Fund may be made through registered representatives of the fund's distributor, a dealer, broker or financial institution that has a sales agreement with the distributor. Purchase orders for the Federated Fund and the Mason Street Fund are effected at the offering price next calculated after receipt of the order. The NAV per share for the Federated Fund and Mason Street Fund is calculated as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on each day in which the NYSE is open for business.

      The Federated Fund also provides the following purchase options: by a Systematic Investment Program established with the fund; through a depository institution that is an automated clearing house (ACH) member and through a Retirement Account. The Mason Street Fund also provides for purchases through an Automatic Investment Plan, payroll deduction and systematic exchange.

Exchanges


      Shares of the Federated Fund may be exchanged at NAV for shares of any Federated fund or Federated fund share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares of any Federated fund. Shares of the Federated Fund may be exchanged through a financial intermediary if you purchased shares through a financial intermediary or directly from the fund, by telephone or mail, if you purchased shares directly from the fund. The exchange is subject to any initial or subsequent minimum investment amounts of the fund into which the exchange is being made, and is treated as a sale of your shares for federal income tax purposes.


      Shares of the Mason Street Fund may be exchanged at NAV for shares of the same class of the other Mason Street Funds. Shares of the Mason Street Fund may be exchanged by mail, telephone or online. The exchange is subject to any initial or subsequent minimum investment amounts of the fund into which the exchange is being made, and is treated as a sale of your shares for federal income tax purposes.


Redemptions


      Redemptions of shares of the Federated Fund may be made through an investment professional if you purchased shares through an investment professional or directly from the fund if you purchased shares directly from the fund. Shares are redeemed at their NAV next determined after the redemption request is received in proper form on each day on which the fund computes its NAV. Proceeds normally are wired or mailed within one business day after receiving a request in proper form, although payment may be delayed up to seven days. The Federated Fund offers the following redemption options: an electronic transfer to your account at a financial institution that is an ACH member, or wire payment to your account at a domestic commercial bank that is a Federal Reserve System member. Redemptions of the Mason Street Fund may be made through a registered representative, or your dealer, broker or financial institution that has a sales agreement with the fund's distributor. Class A Shares of the Mason Street Fund are redeemed at the NAV next determined after the redemption request is received in proper form on each day that the funds compute their NAV. Class A Shares redeemed up to 18 months after purchase under certain investment programs where the amount of the purchase was $1 million or greater and thus not subject to a front-end sales charge. Class B Shares redeemed within 6 years of purchase may be subject to the CDSC. The CDSC set forth in it prospectus. Proceeds normally are wired or mailed the next business day. Redemption requests made by wire must be for at least $1,000 and may be subject to limits on frequency and amount. A charge of $15 may be imposed for wire redemptions.


Frequent Trading


      The Federated Fund's Board and the Mason Street Fund's Board have each adopted policies and procedures regarding frequent trading.


      The Federated Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the fund's shares. Frequent or short-term trading into and out of the fund can have adverse consequences for the fund and shareholders who use the fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the fund. Investors engaged in such trading may also seek to profit by anticipating changes in the fund's NAV in advance of the time as of which NAV is calculated.


      The Mason Street Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the fund's shares. The fund discourages market timers and other investors that make frequent purchases and redemptions of fund shares. To deter such activity, the Mason Street Fund undertakes to use its best efforts to prevent exchange activity in the manner described above and has adopted policies to help prevent short-term and excessive trading and other trading strategies that may be harmful to the fund. The Mason Street Fund may deem certain trading strategies as short-term, excessive or harmful including, but not limited to, (i) a sale or exchange out of the fund within 14 days after a purchase or exchange into the fund, and (ii) a sale or exchange out of the fund within 30 days after a purchase or exchange into the fund, in an amount exceeding 1% of the net assets of the fund as shown in the most recently filed or annual or semi-annual report.


Dividends and Other Distributions


      With respect to the Federated Fund, dividends are declared and paid quarterly. With respect to the Mason Street Fund, dividends are declared and paid annually. Unless a shareholder otherwise instructs, dividends and/or capital gain distributions will be reinvested automatically in additional shares at NAV.


Legal and Regulatory Matters


Since October 2003 Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated,
(ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and
(iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.




                         INFORMATION ABOUT THE REORGANIZATION


Description of the Plan of Reorganization

      The following summary is qualified in its entirety by reference to the Plan found in Exhibit A. The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or about March 24, 2006 or such other date(s) as the parties may agree to in writing (the "Closing Date"). The Plan provides that all of the assets of the Mason Street Fund will be transferred to the Federated Fund at 4:00 p.m. Eastern time on the Closing Date of the Reorganization. In exchange for the transfer of these assets, the Federated Fund will simultaneously issue a number of full and fractional Federated Fund shares to the Mason Street Fund equal in value to the aggregate NAV of the Mason Street Fund calculated at the time of the Reorganization.


      Following the transfer of assets in exchange for the Federated Fund shares, the Mason Street Fund will distribute all the Federated Fund shares pro rata to its Class A and Class B shareholders of record in complete liquidation of the Mason Street Fund. Shareholders of the Mason Street Fund owning shares at the time of the Reorganization will receive a number of the Federated Fund shares with the same aggregate value as the shareholder had in the Mason Street Fund immediately before the Reorganization. Such distribution will be accomplished by the establishment of accounts in the names of the Mason Street Fund's shareholder on the share records of the Federated Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional Federated Fund shares due to the shareholder of the Mason Street Fund. The Mason Street Fund will then be terminated. The Federated Fund does not issue share certificates to shareholders. Federated Fund shares to be issued will have no preemptive or conversion rights.


      The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization with respect to the Mason Street Fund and the Federated Fund is conditioned upon, among other things: (i) approval of the Reorganization by the Mason Street Fund's shareholders; and (ii) the receipt by the Mason Street Fund and the Federated Fund of a tax opinion to the effect that the Reorganization will be tax-free to the Mason Street Fund and its shareholders, and the Federated Fund. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true, or the Board of Directors of the Mason Street Funds, Inc. or the Board of Trustees of Federated Index Trust, as the case may be, determines that the Reorganization is not in the best interest of the shareholders of the Mason Street Fund or the Federated Fund, respectively.


      Costs of Reorganization. The expenses of the Reorganization will be paid by FEMCOPA and/or MSA or their affiliates. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees;
(e) legal fees incurred by the funds; (f) solicitation costs; and (g) other related administrative or operational costs. Any registration or licensing fee will be borne by the Federated Fund incurring such fee. Any brokerage charges associated with the disposition by the Federated Fund, after the Reorganization, of securities acquired by it from the Mason Street Fund, will be borne by the Federated Fund.


Description of Federated Fund Shares and Capitalization

      Federated Fund shares to be issued to shareholders of the Mason Street Fund under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the prospectus of the Federated Fund provided herewith for additional information about Federated Fund shares.


      Please note that when calculating the value of the Mason Street Fund's shares with respect to the Reorganization, the net asset value of the Mason Street Fund's shares will be determined in accordance with the procedures described in the Federated Fund's Prospectus and SAI, and in accordance with the Federated Fund's valuation procedures. While the valuation procedures used by the Federated Fund are comparable in many respects to those used by the Mason Street Fund, differences, particularly for debt securities, may result in individual securities having slightly higher or lower values at the valuation time than was used to calculate the NAV of the Mason Street Fund prior thereto. As a result, the dollar value of your investment may be slightly higher or lower after the Reorganization than it was before. The amount of any variation is not anticipated to be material and results solely from the differences in valuation methods used by the funds, not any change in the intrinsic value of your investment.


      The following tables show the net assets of the Federated Fund and the Mason Street Fund as of November 30, 2005, and on a pro forma basis as of the same date:


FEDERATED FUND - MASON STREET FUND

      The following table sets forth the unaudited capitalization of the Mason Street Fund's Class A Shares and Class B Shares into the Federated Fund's shares as of November 30, 2005.

----------------------------------------------------------------------------------------------------------------------------------
                  Mason Street Fund -   Mason Street Fund -   Federated Fund- Shares                       Federated Fund Shares-
                    Class A Shares         Class B Shares                                                    Pro Forma Combined
                                                                                           Adjustment
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets           $212,645,769           $11,645,782            $932,695,790                                $1,156,987,341
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value         $14.11                 $13.73                 $22.12                                       $22.12
Per Share
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Shares                15,069,405              848,283               42,168,591            (5,777,925)            52,308,354
Outstanding
----------------------------------------------------------------------------------------------------------------------------------


Federal Income Tax Consequences

      As a condition to the Reorganization, the Federated Fund and the Mason Street Fund will receive an opinion of counsel, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

o the Reorganization as set forth in the Plan will constitute a "reorganization" under section 368(a)(1) of the Code, and the Federated Fund and the Mason Street Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

o no gain or loss will be recognized by the Federated Fund upon its receipt of the Mason Street Fund's assets solely in exchange for the Federated Fund's shares;

o no gain or loss will be recognized by the Mason Street Fund upon transfer of its assets to the Federated Fund solely in exchange for the Federated Fund shares or upon the distribution of the Federated Fund shares to the Mason Street Fund's shareholders in exchange for their Mason Street Fund shares;

o no gain or loss will be recognized by shareholders of the Mason Street Fund upon exchange of their Mason Street Fund shares for the Federated Fund shares;

o the tax basis of the assets of the Mason Street Fund acquired by the Federated Fund will be the same as the tax basis of such assets to the Mason Street Fund immediately prior to the Reorganization;

o the aggregate tax basis of the Federated Fund shares received by each shareholder of the Mason Street Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Mason Street Fund held by such shareholder immediately prior to the Reorganization;

o the holding period of the Mason Street Fund's assets in the hands of the Federated Fund will include the period during which those assets were held by the Mason Street Fund; and

o the holding period of the Federated Fund shares received by each shareholder of the Mason Street Fund pursuant to the Plan will include the period during which the shares of the Mason Street Fund exchanged therefor were held by such shareholder, provided the shares of the Mason Street Fund were held as capital assets on the date of the Reorganization.


      The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Federated Fund, the Mason Street Fund or the Mason Street Fund's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.


      Shareholders of the Mason Street Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.


      Before the Reorganization, the Mason Street Fund expects to distribute ordinary income and realized capital gains, if any, to shareholders.

      Both funds had unutilized capital loss carryovers as of the end of each fund's most recent fiscal year end. The final amount of unutilized capital loss carryovers for each fund is subject to change and will not be determined until the time of the reorganization.



------------------------------------------------------------------------------------------------------------
     Fund (Fiscal Year End)        Unutilized Capital     Fund (Fiscal Year End)      Unutilized Capital
                                     Loss Carryovers                                    Loss Carryovers
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Federated Fund (October 31, 2005)         ----               Mason Street Fund               ----
                                                                (March 31, 2005)
------------------------------------------------------------------------------------------------------------

The same funds had the following tax basis appreciation or (depreciation) as of the end of each fund's most recent fiscal year end.


------------------------------------------------------------------------------------------------------------
     Fund (Fiscal Year End)             Tax Basis         Fund (Fiscal Year End)    Tax Basis Appreciation
                                     Appreciation or                                   or (Depreciation)
                                     (Depreciation)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Federated Fund (October 31, 2005)     $147,775,361           Mason Street Fund            $48,932,223
                                                                (March 31, 2005)

------------------------------------------------------------------------------------------------------------

      The Reorganization will not require the Mason Street Fund to dispose of a material portion of its portfolio securities prior to the Reorganization due to non-conformance of those securities with the investment objectives, policies or limitations of the Federated Fund, nor will the Reorganization require the Federated Fund to sell acquired portfolio securities, other than in the ordinary course of business, in order to rebalance its portfolio to comply with the prospectus limitations of the Federated Fund.

Agreement Among NMIS, MSA and Federated

      MSA and its parent company Northwestern Mutual have entered into a definitive agreement (the "Agreement") with Federated regarding the sale by MSA to Federated of certain assets relating to MSA's business of providing investment advisory and investment management services to the Mason Street Fund, Northwestern Mutual and MSA's cooperation in the reorganization of the Mason Street Fund, the payment of related expenses on behalf of each other, the Federated Fund and the Mason Street Fund and related matters. The sale of such assets and certain other obligations of the parties under the Agreement are conditioned upon, among other things, the consummation of the Reorganization.


      In connection with the Reorganization, NMIS, a wholly owned subsidiary of Northwestern Mutual and the distributor of the Mason Street Fund, will enter into one or more agreements with subsidiaries of Federated pursuant to which NMIS will be entitled to receive servicing and/or account administration fees on shareholder accounts for which it serves as the broker or dealer of record and performs services. Such fees will be in a an aggregate annual amount of 0.15% on the net asset value of the shares of the Federated Fund that are held by Northwestern Mutual or any of its affiliates for their own account (other than shares held by NMIS for its own account), and 0.25% on the net asset value of such shares which are held by other shareholders. For more information with respect to applicable arrangements for the payment of servicing and/or account administration fees, see "Comparative Fee Tables" and "Advisory and Other Fees" herein.


      Under the Agreement, Northwestern Mutual has also agreed not to redeem any shares that are held by Northwestern Mutual or any of its affiliates for their own account for a period of two years following the closing of the Reorganization. For more information with respect to share ownership of the Mason Street Fund, see "About the Proxy Solicitation and the Special Meeting; Share Ownership of the Funds" herein.


Reasons for the Reorganization
      In November 2005, 2005, MSA informed the Mason Street Board that it intended to engage in discussions with third parties regarding the potential reorganization of the Mason Street Funds, Inc. These discussions were part of a strategic initiative to benefit Mason Street Funds shareholders. As such, MSA sought to enter into a transaction with a third party whose existing mutual fund business, when combined with the Mason Street Funds, Inc. would potentially maximize economies of scale for the Funds, increase the likelihood of asset growth through increased distribution capabilities, offer more efficient operations, provide solid investment performance and greater diversification of investment portfolios.

      At an in-person meeting of the Board on November 3, 2005 (the "November meeting"), MSA and Federated made an initial proposal regarding the Reorganization. At the November meeting, the Board received written materials that contained information about the proposed Reorganization, including an overview of the Federated Fund and Federated's investment management and distribution capabilities. In addition, MSA provided the Board with comparative fee and expense information, comparative total return information for the funds and a comparison of investment objectives and strategies for the funds. Finally, MSA provided the Board with written materials regarding the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

      In advance of the November meeting, MSA, with the assistance of its counsel, conducted a due diligence review of Federated. The review covered the Federated Fund, Federated and each Federated entity that provides or was proposed to provide services to the combined fund after the Reorganization. With respect to the Federated Fund, the review included, among other things: (a) organizational documents; (b) certain documents filed with the Securities and Exchange Commission; (c) certain service provider contracts; (d) certain materials related to the registration of shares; (e) certain materials concerning legal proceedings and regulatory matters; (f) certain materials concerning insurance; and (g) certain fund policies and procedures. With respect to Federated and its affiliates, the review included, among other things: (a) certain organizational documents; (b) certain materials concerning legal proceedings and regulatory matters; (c) various aspects of investment management and fiduciary compliance; (d) various aspects of risk management processes and procedures; (e) various aspects of brokerage and trading practices; (f) certain personnel matters; (g) certain materials concerning insurance; (h) certain financial statements; and (i) various aspects of administrative systems.

      At a telephonic meeting on December 14, 2005, the Board unanimously determined that the Reorganization was in the best interests of the shareholders of the Mason Street Fund and the Mason Street Fund, and that the interests of the shareholders of the Mason Street Fund would not be diluted as a result of the Reorganization.

      In determining whether to approve the Reorganization and to recommend approval of the Reorganization to the Mason Street Fund shareholders, the Board made inquiries into a number of matters and considered the following, among other things:

o     The  viability of the Mason Street Fund absent  approval of the proposed
               Reorganization;

o     The  investment  objective  and principal  investment  strategies of the
               Mason Street Fund and the Federated Fund;

o     The  comparative  performance of the Mason Street Fund and the Federated
               Fund;

o The comparative expenses of the Mason Street Fund and the Federated Fund and the pro forma expenses of the Federated Fund after giving effect to the Reorganization;

o     The comparative sizes of the funds;

o     The consequences of the  Reorganization for Federal income tax purposes;
               and

o MSA's and Federated's undertaking to share equally all the costs and expenses of preparing, printing and mailing this Proxy Statement/Prospectus and related solicitation expenses for the approval of the Reorganization.

      MSA proposed the Reorganization as part of a strategic initiative to benefit the Mason Street Fund shareholders. In addition to the Reorganization, the Board has approved a related series of reorganizations of the remaining series portfolios of Mason Street Funds, Inc. In considering the Reorganization, the Board noted that the funds have similar investment objectives, are managed using similar investment strategies and invest in similar securities. In addition, the Federated Fund's performance track record is slightly better than the Mason Street Fund and the expenses of the combined fund are expected to be lower than those of the Mason Street Fund.

      The Board considered the performance of the Federated Fund in relation to the performance of the Mason Street Fund, noting that the funds have provided similar returns to shareholders. See "Comparison of Potential Risks and Rewards; Performance Information" in this Prospectus/Proxy Statement.

      The Board also considered the operating expenses the funds incur. The Board noted that the investment advisory fee applicable to the Federated Fund, as a percentage of average daily net assets, is approximately 0.15% higher than the advisory fee applicable to the Mason Street Fund. However, the Board noted that the total annual operating expenses of the combined fund, as a percentage of net assets, are expected to be approximately 0.11% and 0.76% lower than those of Class A and Class B shares of the Mason Street Fund, respectively.

      Finally, the Board noted that, in light of the Mason Street Fund's relatively small asset size and the decline in such assets in the recent past, the long-term viability of the Mason Street Fund as a stand-alone investment option is questionable.

      Based on the foregoing and the information presented at the two Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of the Mason Street Fund and will not dilute the interests of the Mason Street Fund's shareholders. Therefore, the Board recommended approval of the Reorganization.


--------------------------------------------------------------------------------
            BASED ON THIS INFORMATION, THE BOARD OF THE MASON STREET FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE MASON STREET FUND APPROVE
                               THE REORGANIZATION.
--------------------------------------------------------------------------------


Comparative Information on Shareholder Rights and Obligations

      GENERAL. The Federated Fund and the Mason Street Fund are open-end, series of management investment companies registered under the 1940 Act, which continuously offer to sell shares. Federated Index Trust is a series of a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. The Mason Street Fund Funds, Inc. is organized as a Maryland corporation pursuant to its Articles of Incorporation under the laws of the State of Maryland. Each of the Federated Fund and the Mason Street Fund is governed by its respective Declaration of Trust/Articles of Incorporation, Bylaws and Board of Trustees/Directors, in addition to applicable state and federal law. The rights of shareholders of the Federated Fund and shareholders of the Mason Street Fund are set forth in the applicable Declaration of Trust/Articles of Incorporation and Bylaws. Set forth below is a brief summary of the significant rights of shareholders of the Federated Fund and shareholders of the Mason Street Fund.


      SHARES OF THE FEDERATED FUND AND THE MASON STREET FUND. The Federated Fund is authorized to issue an unlimited number of shares of beneficial interest, which have no par value. The Board of Federated Index Trust has established one class of unnamed shares of the Federated Fund. The Board of the Mason Street Funds, Inc. has established two classes of shares of the Mason Street Fund, known as Class A Shares and Class B Shares. The Mason Street Funds, Inc. are authorized to issue 3,300,000,000 shares of capital stock, par value of $.001, with an aggregate par value of $3,300,000. Of the 3,300,000,000 authorized shares, 300,000,000 have been designated to the Mason Street Fund (149,180,155 for Class A Shares and 120,819,845 for Class B Shares). The remaining shares of capital stock have been designated to other portfolios of the Mason Street Funds, Inc. Issued and outstanding shares of both of the Federated Fund and the Mason Street Fund are fully paid and non-assessable, and freely transferable.


      VOTING RIGHTS. Neither the Federated Fund nor the Mason Street Fund are required to hold annual meetings of shareholders, except as required under the 1940 Act or by state law. Shareholder approval is generally necessary only for certain changes in operations or the election of trustees under certain circumstances. Each of the Federated Fund and the Mason Street Fund provides that a special meeting of shareholders may be called for any permissible purpose upon the written request of the holders of at least 10% of the Federated Fund and at least 25% of the Mason Street Fund of the outstanding shares of the series or class of the Federated Fund or the Mason Street Fund, as the case may be, entitled to vote. Each share of each Federated Fund and each Mason Street Fund gives the shareholder one vote in trustee/director elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in each of the Federated Fund and the Mason Street Fund have equal voting rights with other portfolios or classes within the business trust or corporation of which they are a series, except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

      TRUSTEES/DIRECTORS. The Declaration of Trust for Federated Index Trust provides that the term of office of each Trustee shall be for the lifetime of Federated Index Trust or the earlier of his or her death, resignation, retirement, removal or mental or physical incapacity. The Bylaws for the Mason Street Fund provide that each Director shall hold office until the annual meeting next after the Director becomes a Director and until the election and qualifications of his successor. A Trustee of Federated Index Trust may be removed by: (i) written instrument signed by at least two-thirds of the Trustees, (ii) a majority vote of the Trustees if the Trustee has become mentally or physically incapacitated or (iii) a vote of two-thirds of the outstanding shares at any special meeting of shareholders. A vacancy on the Board of any Federated Fund and the Mason Street Fund may be filled by the Trustees/Directors remaining in office, subject to certain restrictions in the Investment Company Act. A meeting of shareholders of the Federated Fund and the Mason Street Fund will be required for the purpose of electing additional Trustees/Directors whenever fewer than a majority of the Trustees/Directors then in office were elected by shareholders.

      LIABILITY OF TRUSTEES/DIRECTORS AND OFFICERS. Under the Declaration of Trust of Federated Index Trust (the Federated Fund is a portfolio of Federated Index Trust), a Trustee or officer will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Bylaws for Federated Index Trust further provide that Trustees and officers will be indemnified by Federated Index Trust, as the case may be, to the fullest extent permitted by law against liability and against all expenses of litigation unless the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.


      The Articles of Incorporation of the Mason Street Fund state that Mason Street Funds, Inc. shall indemnify to the fullest extent permitted by law (including the Maryland General Corporate Law and the 1940 Act) any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person is or was a Director or Officer of the Mason Street Funds, Inc. To the fullest extent permitted by law (including the Maryland General Corporate Law and the Investment Company Act), expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by Mason Street Funds, Inc. promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by Mason Street Funds, Inc.


      SHAREHOLDER LIABILITY. The Federated Fund is organized as a portfolio of a Massachusetts business trust. Under certain circumstances, shareholders of the Federated Fund may be held personally liable as partners under Massachusetts law for obligations of the Federated Fund. To protect its shareholders, the Federated Fund has filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of its shareholders for such acts or obligations of the Federated Fund. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the Federated Fund or its Trustees enter into or sign.


      In the unlikely event a shareholder is held personally liable for the Federated Fund's obligations the Federated Fund is required to use its property to protect or compensate the shareholder. On request, the Federated Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Federated Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Federated Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them from assets of the Federated Fund.


      The above discussion of potential shareholder liability does not apply to the Mason Street Fund since it is organized as a Maryland corporation.


      TERMINATION. In the event of the termination of the Federated Fund or any portfolio or class of the Federated Fund or of the termination of the Mason Street Fund or any portfolio or class of the Mason Street Fund, the shareholders of the respective portfolio or class are entitled to receive, when and as declared by its Trustees/Directors, the excess of the assets belonging to the respective portfolio or class over the liabilities belonging to the respective portfolio or class. In either case, the assets belonging to the portfolio or class will be distributed among the shareholders in proportion to the number of shares of the respective portfolio or class held by them.


            INFORMATION ABOUT THE FEDERATED FUND AND THE MASON STREET FUND


Federated Fund

      Federated Index Trust on behalf of the Federated Fund, is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Federated Fund can be obtained by calling or writing the fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).

      This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by Federated Index Trust with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Federated Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the SEC.


Mason Street Fund

      The Mason Street Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, the proxy and information statements, and other information filed by the Mason Street Fund can be obtained by calling or writing the Mason Street Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC at the addresses listed in the previous section, or obtained electronically from the SEC's website (www.sec.gov).

              ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING


      Proxies are being solicited by the Board Directors of the Mason Street Fund. The proxies will be voted at the special meeting of shareholders of the Mason Street Fund to be held on March 15, 2006 at 720 Wisconsin Avenue, Milwaukee, Wisconsin 53202, at 10:00 a.m. (Central Time) (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FEMCOPA and/or MSA or their affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of FEMCOPA, MSA, NMIS or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. FEMCOPA and/or MSA may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.


      The purpose of the Special Meeting is set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about February 8, 2006 to shareholders of record at the close of business on January 20, 2006 (the "Record Date").

      Annual and semi-annual reports of the Federated Fund, which includes audited financial statements for the fiscal year ended October 31, 2005 [TO BE FILED] and unaudited financial statements for the period ended April 30, 2005, respectively; and the annual reports of the Mason Street Fund, which includes audited financial statements for the fiscal year ended March 31, 2005, and unaudited financial statements for the period ended September 30, 2005, were previously mailed to shareholders. The Federated Fund or the Mason Street Fund, as the case may be, will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the annual reports and/or the semi-annual reports for the Federated Fund and the Mason Street Fund. Requests for annual reports or semi-annual reports for the Federated Fund and the Mason Street Fund may be made by writing to the Federated Fund's or the Mason Street Fund's principal executive offices or by calling the Federated Fund or the Mason Street Fund. The principal executive office of the Federated Fund is located at 5800 Corporate Drive, Pittsburgh, PA 15237-7000. The principal executive office of the Mason Street Fund is 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202.

      The Federated Fund's toll-free telephone number is 1-800-341-7400, and the Mason Street Fund's toll-free telephone number is 1-888-627-6678.


Proxies, Quorum and Voting at the Special Meeting


      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Mason Street Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Federated Fund are not being solicited since their approval is not required in order to effect the Reorganization.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Mason Street Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.


      Each shareholder of the Mason Street Fund will vote separately on the approval of the Plan. In order to hold the Special Meeting with respect to the Mason Street Fund, a "quorum" of shareholders of the fund must be present. The presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast will constitute a quorum for the purpose of voting on approval of the Plan. Northwestern Mutual and its subsidiaries hold in excess of 5% of the outstanding voting securities of the Mason Street Fund See "Share Ownership of the Funds". In order to avoid any conflict of interest, Northwestern Mutual and its subsidiaries will vote their outstanding shares of the Mason Street Fund "FOR" or "AGAINST" the Reorganization in proportion to the votes received "FOR" or "AGAINST" the Reorganization by unaffiliated shareholders. Northwestern Mutual and its affiliated entities shares will, however, be counted for purposes of determining whether a quorum exists.


      Shareholder approval with respect to the Mason Street Fund requires the affirmative vote of a majority of the outstanding voting securities of the fund as defined in the 1940 Act. The 1940 Act defines a majority of the outstanding voting securities of a fund (a "1940 Act Majority") as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Plan.


      If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal described in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.


Share Ownership of the Funds (To be filed by Amendment)

      Officers and Directors of the Mason Street Fund own less than 1% of the Mason Street Fund's outstanding shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of the Mason Street Fund:

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class B Shares of the Mason Street Fund:

      Officers and Trustees of Federated Index Trust own less than 1% of the Federated Fund's outstanding shares.

      At the close of business on the Record Date, the following person owned, to the knowledge of management of the Federated Fund more than 5% of the outstanding shares of the Federated Fund:

      Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

         OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Mason Street Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to the Mason Street Funds, 720 East Wisconsin Avenue, Milwaukee, WI 53202, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Mason Street Funds, Inc.

------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
 AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN
                               THE UNITED STATES.
------------------------------------------------------------------------------


                                                 By Order of the Board of
                                                 Directors,



                                                 /s/ Mark G. Doll
                                                 Mark G. Doll
                                                 President
January 25, 2006

                                                          Annex A
                SUMMARY OF INVESTMENT LIMITATIONS


The following chart contains a summary of the fundamental and non-fundamental investment limitations of the Federated Fund and the Mason Street Fund. A policy that is fundamental may not be changed without shareholder approval.

                     INVESTMENT LIMITATIONS
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

FEDERATED FUND                                                    MASON STREET FUND
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Diversification (fundamental)                                     Diversification
With respect to securities comprising 75% of the value
of its total assets, the fund will not purchase                   The Mason Street Fund has no corresponding limitation.
securities of any one issuer (other than cash; cash
items; securities issued or guaranteed by the government
of the United States or its agencies or
instrumentalities and repurchase agreements
collateralized by such U.S. government securities; and
securities of other investment companies) if, as a
result, more than 5% of the value of its total assets
would be invested in securities of that issuer, or the
Fund would own more than 10% of the outstanding voting
securities of that issuer.


-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Borrowing Money and Issuing Senior Securities Borrowing Money and Issuing Senior
Securities (fundamental) (fundamental) The fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted The fund may not issue securities senior to the under the 1940 Act. fund's presently authorized shares of beneficial
                                                                  interest except to the extent permitted by the 1940
..                                                                 Act and the rules and regulations thereunder, or
                                                                  pursuant to any exemptive relief granted by the SEC.
                                                                  This restriction shall not be deemed to prohibit the
                                                                  fund from (a) making any permitted borrowings, loans,
                                                                  mortgages or pledges; (b) entering into options,
                                                                  futures contracts, forward contracts, repurchase
                                                                  transactions or reverse repurchase transactions, (c)
                                                                  engaging in when-issued and delayed delivery
                                                                  transactions, or (d) making short sales of securities
                                                                  to the extent permitted by the 1940 Act and the rules
                                                                  and regulations thereunder, or pursuant to any
                                                                  exemptive relief granted by the SEC.

                                                                  The fund may
                                                                  not borrow
                                                                  money, except
                                                                  that a fund
                                                                  may borrow
                                                                  money to the
                                                                  extent
                                                                  permitted by
                                                                  the 1940 Act
                                                                  and the rules
                                                                  and
                                                                  regulations
                                                                  thereunder, or
                                                                  to the extent
                                                                  permitted by
                                                                  any exemptive
                                                                  relief granted
                                                                  by the SEC.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Concentration (fundamental) Concentration of Investments (fundamental) The fund will not make investments that will result in The fund may concentrate its investments within the the concentration of its investments in the securities meaning of the 1940 Act and the rules and regulations of issuers primarily engaged in the same industry. thereunder, and any exemptive relief granted by the Government securities, municipal securities and bank SEC. instruments are not deemed to constitute an industry.


-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Investing in Real Estate (fundamental) Investing in Real Estate (fundamental)
The fund may not purchase or sell real estate, provided The fund may not purchase or sell real estate. that this restriction does not prevent the Fund from However, the fund may invest in securities issued by investing in issuers which invest, deal, or otherwise companies, including real estate investment trusts, engage in transactions in real estate or interests which invest in real estate or interests therein. therein, or investing in securities that are secured by real estate or interests therein. The fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Underwriting (fundamental)                                        Underwriting (fundamental)
The fund may not underwrite the securities of other
issuers, except that the fund may engage in transactions          The fund may not engage in the business of
involving the acquisition, disposition or resale of its           underwriting the securities of other issuers, except
portfolio securities, under circumstances where it may            as permitted by the 1940 Act and the rules and
be considered to be an underwriter under the Securities           regulations thereunder, or pursuant to any exemptive
Act of 1933.                                                      order granted by the SEC. This restriction does not
                                                                  prevent the
                                                                  fund from
                                                                  engaging in
                                                                  transactions
                                                                  involving the
                                                                  acquisition,
                                                                  disposition or
                                                                  resale of
                                                                  portfolio
                                                                  securities,
                                                                  regardless of
                                                                  whether a fund
                                                                  may be
                                                                  considered an
                                                                  underwriter
                                                                  under the
                                                                  Securities Act
                                                                  of 1933, as
                                                                  amended, and
                                                                  does not
                                                                  prevent a Fund
                                                                  from selling
                                                                  its own
                                                                  shares.

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Lending (fundamental)                                             Lending (fundamental)
                                                                  The fund may not make loans to other persons except
The fund may not make loans, provided that this to the extent permitted by the
1940 Act and the rules restriction does not prevent the fund from purchasing and regulations, and pursuant to any exemptive relief debt obligations, entering into repurchase agreements, granted by the SEC. This restriction shall not lending its assets to broker/dealers or institutional prevent the fund from making loans (a) through the investors and investing in loans, including assignments lending of its portfolio securities, (b) through the and participation interests. purchase of debt securities, loan participations and/or
                                                                  engaging in
                                                                  direct
                                                                  corporate
                                                                  loans in
                                                                  accordance
                                                                  with its
                                                                  investment
                                                                  objectives and
                                                                  policies, (c)
                                                                  to the extent
                                                                  the entry into
                                                                  a repurchase
                                                                  agreement is
                                                                  deemed to be a
                                                                  loan, or (d)
                                                                  to affiliated
                                                                  investment
                                                                  companies to
                                                                  the extent
                                                                  permitted by
                                                                  the 1940 Act
                                                                  and the rules
                                                                  and
                                                                  regulations
                                                                  thereunder, or
                                                                  any exemptions
                                                                  therefrom that
                                                                  may be granted
                                                                  by the SEC.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Commodities (fundamental)                                         Commodities (fundamental)
The Fund may not purchase or sell physical commodities,           The Fund may not purchase or sell physical
provided that the Fund may purchase securities of                 commodities, unless acquired as a result of ownership
companies that deal in commodities.                               of securities or other instruments. This restriction
                                                                  does not
                                                                  prohibit the
                                                                  fund from
                                                                  engaging in
                                                                  transactions
                                                                  involving
                                                                  foreign
                                                                  currency,
                                                                  futures
                                                                  contracts and
                                                                  options,
                                                                  forward
                                                                  contracts,
                                                                  swaps, caps,
                                                                  floors,
                                                                  collars,
                                                                  securities
                                                                  purchased on a
                                                                  forward
                                                                  commitment or
                                                                  delayed-delivery
                                                                  basis, or
                                                                  other
                                                                  derivative
                                                                  investments,
                                                                  or other
                                                                  financial
                                                                  instruments
                                                                  that are
                                                                  secured by
                                                                  physical
                                                                  commodities,
                                                                  in accordance
                                                                  with the 1940
                                                                  Act and the
                                                                  rules and
                                                                  regulations
                                                                  thereunder, or
                                                                  pursuant to
                                                                  exemptive
                                                                  relief granted
                                                                  by the SEC.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Restricted and Illiquid Securities (non-fundamental)             Illiquid Securities (non-fundamental)
The fund may invest in restricted securities.                    The fund may invest up to 15% of its net assets in
Restricted securities are any securities in which the            securities acquired in private placement transactions
Fund may invest pursuant to its investment objective             and other illiquid assets
and policies but which are subject to restrictions on
resale under federal securities law. Under criteria
established by the Board certain restricted securities
are determined to be liquid. To the extent that
restricted securities are not determined to be liquid,
the fund will limit their purchase, together with other
illiquid securities to 15% of its net assets.

The fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the fund's net assets.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Purchases on Margin (non-fundamental)                            Purchases on Margin
The fund will not purchase securities on margin,                 The Mason Street Fund has no corresponding limitation.
provided that the fund may obtain short-term credits
necessary for the clearance of purchases and sales of
securities and further provided that the fund may make
margin deposits in connection with its use of financial
options and futures, forward and spot currency
contracts, swap transactions and other financial
contracts or derivative instruments.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Pledging Assets (non-fundamental)                                Pledging Assets
The fund will not mortgage, pledge or hypothecate any
of its assets, provided that this shall not apply to             The Mason Street Fund has no corresponding limitation.
the transfer of securities in connection with any
permissible borrowing or to collateral arrangements in
connection with permissible activities.


-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

Investing in Securities of Other Investment Companies            Investing in Securities of Other Investment Companies
(non-fundamental)
The fund may invest its assets in securities of other            The Mason Street Fund has no corresponding limitation.
investment companies, including securities of
affiliated investment companies, as an efficient means
of carrying out its investment policies and managing
its uninvested cash.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Leveraging                                                       Leveraging (non-fundamental)

The                                                              Federated Fund
                                                                 has no
                                                                 corresponding
                                                                 limitation. The
                                                                 Mason Street
                                                                 Fund may borrow
                                                                 money for the
                                                                 purpose of
                                                                 leveraging or
                                                                 investment in
                                                                 an amount in
                                                                 excess of 15%
                                                                 of total
                                                                 assets.
-------------------------------------------------------------------------------------------------------------------------



                                       EXHIBIT B
                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FEDERATED MID-CAP INDEX FUND - To Be filed by Amendment

Management's Discussion of Fund Performance

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

THE MASON STREET INDEX 400 STOCK FUND

Objective: To seek investment results that approximate the performance of the S&P MidCap 400 Index, by investing in stocks included in the S&P MidCap 400 Index.

Portfolio: Stocks included in the S&P MidCap 400 Index, most of which have a market value in the range of $750 million to $5 billion.

Strategy: To capture mid-cap market performance, at low cost, by investing in a portfolio modeled after a mid-cap stock index in proportion to weightings in the index.

Net Assets:  $197.9 million

The Index 400 Stock Fund seeks investment results that approximate the performance of the S&P MidCap 400 Index by investing in stocks included in the S&P MidCap 400 Index. The S&P MidCap 400 Index is composed of 400 common stocks. The S&P 400 Index does not include the very large issues that account for most of the weighting in the S&P 500(R) Index. Most of the companies in the S&P MidCap 400 Index have a market value in the range of $750 million to $5 billion. The Fund's strategy is to capture mid-cap market performance by investing in a portfolio modeled after a mid-cap stock index. The Fund invests in stocks included in the S&P MidCap 400 Index in proportion to their weightings in the Index and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Fund is not managed in the traditional sense using economic, financial and market analysis. A computer program is used to determine which stocks are to be purchased or sold to achieve the Fund's objective. Therefore, the Fund remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing. The Fund will, to the extent feasible, remain fully invested. Cash flows are invested promptly to attempt to minimize their impact on returns and the Fund may purchase Index futures contracts in amounts approximating the cash held in the Fund's portfolio.

For the fiscal year ended March 31, 2005, the Index 400 Stock Fund returned 9.62% (Class A Shares before sales charges), slightly lagging the S&P MidCap 400 Index return of 10.43%. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges. Fund performance slightly lagged the S&P 400 Index due to transaction costs, administrative expenses, cash flow effects and holdings of stock index futures contracts. The difference between the returns for the Fund and the S&P MidCap 400 Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P MidCap 400 Index is not an actual mutual fund, there are no expenses charged against its return. The average return for the Fund's peer group, Mid-Cap Core Funds, was 8.68% for the twelve months ended March 31, 2005, according to Lipper, an independent company that provides mutual fund data and analysis. The underperformance of the Lipper peer group may in part be caused by the fact that this Lipper category contains many funds that, unlike the Fund, were actively managed.

During the twelve months ended March 31, 2005, U.S. stock prices were generally higher. Consumers were a positive influence on the economy throughout the year as they continued to borrow based on increasing home values. Although short-term interest rates rose during the twelve-month period, longer-term rates declined slightly. The low, long-term rates stimulated an already strong housing market. Refinancing mortgages at lower interest rates provided a huge benefit to homeowners, and the wealth effect generated by increased values gave homeowners confidence to continue spending. Returns for large capitalization stocks continued to underperform the returns for small and medium capitalization stocks during the fiscal year. For the twelve months ended March 31, 2005, the S&P 500(R) Index returned 6.69%, lagging the S&P 400 MidCap Index return of 10.43% and the S&P 600 SmallCap Index return of 13.08%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large-cap stocks, which proved to be the case for this twelve-month period. However, during the first quarter of 2005, a change was evident. Small capitalization and large capitalization stocks lost -2.07% and -2.15%, respectively, while mid-capitalization stocks were down -0.40%.

During the twelve months ended March 31, 2005, mid-cap stocks outperformed large-cap stocks as higher beta stocks performed well for much of the year, particularly during the fourth quarter of 2004. All but one sector of the S&P 400 MidCap Index had positive returns during this period. The strongest performing sectors were Energy (posting a return of 45.5%) and Materials (with a 29.9% return), which both benefited from strong demand for energy and resources. Utilities (posting a 16.4% return) also benefited from the demand for energy. Consumer Staples, which are a good defensive play, posted a return of 13.7%, and Telecommunication Services gained 13.2%. The Industrials, Consumer Discretionary and Health Care sectors all posted double-digit returns, as well. Financials were positive (posting a return of 7.10%), but underperformed as higher interest rates held back returns. The only negative sector during this fiscal year was Technology (posting a -10.2% return), which sustained large losses on concerns over lower growth rates. Strong company contributors to the S&P 400 Index performance included National Oilwell Varco (up 158%), Cognizant Technology Solutions Corporation (up 105%), Murphy Oil Corp. (up 58%), Peabody Energy Corporation (up 104%), and Gilead Sciences Inc. (up 21%). Weak performers during the twelve months ended March 31, 2005 included Vishay Intertechnology, Inc. (down 42%), Krispy Kreme Doughnuts, Inc. (down 78%), Corinthian Colleges Inc. (down 53%) and Atmel Corp. (down 55%).

The Fund seeks to track the performance and weightings of stocks in the S&P 400 MidCap Index. However, the Index may change from time to time as companies merge, divest, and/or add to market capitalization. Standard & Poor's also may adjust the Index to better reflect the companies it believes are most representative of the make-up of the economy. During the twelve months ended March 31, 2005, there were 32 companies added to the Index and 32 companies deleted from the Index. S&P 400 MidCap Index adjustments during the twelve months ended March 31, 2005 included additions of Texas Regional Bancshares, F5 Networks, Yellow Roadway, Martek Biosciences, Gen-Probe Inc. Deletions included Retek Inc., National OilWell, Varco International, Banknorth Group, and First Health Group.

Sector Allocation 3/31/05


Sector Allocation based on equities.

Top 10 Equity Holdings 3/31/05


                     Company                                   % Net Assets
................................................................................
                Murphy Oil Corp.                                   0.74%
                D.R. Horton, Inc.                                  0.74%
                Legg Mason, Inc.                                   0.73%
             Lennar Corp. - Class A                                0.71%
         Weatherford International, Ltd.                           0.68%
           Coventry Health Care, Inc.                              0.62%
            Patterson Companies, Inc.                              0.59%
            Smith International, Inc.                              0.57%
            Whole Foods Market, Inc.                               0.55%
        The Washington Post Co. - Class B                          0.54%

Sector Allocation and Top 10 Equity Holdings are subject to change.

The sector allocation is as follows at 3/31/05:
Telecom Services 1%
Materials 5%
Consumer Staples - 5%
Utilities 7%
Energy 7%
Health Care 12%
Financials 17%
Consumer Discretionary 19%
Information Technology 14%
Industrials 13%







The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performances may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.masonstreetfunds.com. Time period 7/12/99 through 3/31/05.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

 TOTAL RETURN
                                            One       Five          Since
For the periods ended March 31, 2005       Year       Year*       Inception*
Index 400 Stock Fund
(Class A - without initial sales charge)   9.62%      6.15%         8.74%
Index 400 Stock Fund
(Class A - with initial sales charges)     4.38%      5.12%         7.81%
S&P MidCap 400 Index                      10.43%      6.87%         9.34%
Mid-Cap Core Funds Lipper Average          8.68%      4.92%           --

*Fund inception date is 7/12/99. Returns are annualized.

 The Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2005, the 400 companies in the composite had a median market capitalization of $2.3 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of Compustat's database of over 9,409 equities. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2005, the 500 companies in the composite had a median market capitalization of $10.5 billion and a total market value of $10.9 trillion. The S&P 500 represents approximately 59.8% of the market value of Compustat's database of over 9,409 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.
The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of March 31, 2005, the 600 companies in the composite had a median market capitalization of $697.1 million and total market value of $514 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat's database of over 9,409 equities.

The Lipper Equity Fund Performance Analysis Mid-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 25, 2006


                          Acquisition of the assets of

                        MASON STREET INDEX 400 STOCK FUND
                      a series of Mason Street Funds, Inc.
                            720 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                  Telephone No: 1-888-MASONST (1-888-627-6678)

                        By and in exchange for Shares of

                          FEDERATED MID-CAP INDEX FUND
                      a portfolio of Federated Index Trust

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000


      This Statement of Additional Information dated January 25, 2006, is not a prospectus. A Prospectus/Proxy Statement dated January 25, 2006, related to the above-referenced matter may be obtained from Federated Index Trust, on behalf of Federated Mid-Cap Index Fund ("Federated Fund"), Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

                                TABLE OF CONTENTS


1. Statement of Additional Information of Federated Mid-Cap Index Fund, a portfolio of Federated Index Trust, dated December 31, 2005. [TO BE FILED]

2. Statement of Additional Information of Mason Street Index 400 Stock Fund, a series of Mason Street Funds, Inc., dated July 22, 2005.

3. Financial Statements of Federated Mid-Cap Index Fund, a portfolio of Federated Index Trust, dated October 31, 2005.

4. Financial Statements of Mason Street Index 400 Stock Fund, a series of Mason Street Funds, Inc., dated March 31, 2005.



                      INFORMATION INCORPORATED BY REFERENCE

      The Statement of Additional Information of Mason Street Index 400 Stock Fund (the "Mason Street Fund"), a series of Mason Street Funds, Inc. (the "Corporation"), is incorporated by reference to the Corporation's Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A (File No. 333-17361), which was filed with the Securities and Exchange Commission ("SEC") on July 22, 2005. A copy may be obtained from the Corporation at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Telephone No: 1-888-MASONST (1-888-627-6678).

      The Statement of Additional Information of Federated Mid-Cap Index Fund (the "Federated Fund"), a portfolio of Federated Index Trust, is incorporated by reference to the corporation's Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A (File No. 33-33852), which was filed with the SEC on December __, 2005. A copy may be obtained from the corporation at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Telephone
Number: 1-800-341-7400.

      The audited financial statements of the Mason Street Fund dated March 31, 2005, are incorporated by reference to the Annual Report to Shareholders of the Mason Street Fund, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on May 27, 2005.

      The audited financial statements of the Federated Fund dated October 31, 2005, are incorporated by reference to the Annual Report to Shareholders of the Federated Fund, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on December 28, 2005.


      The unaudited financial statements of the Mason Street Fund, dated September 30, 2005, are incorporated herein by reference to its Semi-Annual Report to Shareholders dated September 30, 2005, which was filed with the SEC pursuant to Section 30(d) of the Investment Company Act of 1940 on November 22, 2005.

      The unaudited financial statements of the Federated Fund, dated April 30, 2005, are incorporated herein by reference to its Semi-Annual Report to Shareholders dated April 30, 2005, which was filed with the SEC pursuant to
Section 30(d) of the Investment Company Act of 1940 on June 27, 2005.

Federated Fund
Mason Street Fund
Pro Forma Combing Portfolios of Investments
October 31, 2005 (Unaudited)

                                                                                                                         Federated
                 Mason                                                                                    Mason Street      Fund
                 Street    Pro Forma                                                       Federated       Fund          Pro Forma
Federated Fund    Fund      Combined                        Description                       Fund                        Combined
--------------  --------- ------------       -------------------------------------------  --------------  ------------ -------------
--------------  --------- ------------       -------------------------------------------  --------------  ------------ -------------
   Shares or                                                                              Market Value
   Principal
    Amount
                                               Common Stocks--86.0%(1)
                                               Consumer Discretionary--14.0%
    39,210        9,200      48,410    (2,3)   99 Cents Only Stores                         $378,377       $88,780        $467,157
    62,426        16,600     79,026            Abercrombie & Fitch Co., Class A             3,245,527      863,034        4,108,561
    76,950        20,700     97,650     (2)    Advance Auto Parts, Inc.                     2,885,625      776,250        3,661,875
    38,900        10,600     49,500    (2,3)   Aeropostale, Inc.                             760,106       207,124         967,230
    99,962        23,400     123,362           American Eagle Outfitters, Inc.              2,354,105      551,070        2,905,175
    48,170        13,200     61,370     (3)    American Greetings Corp., Class A            1,216,292      333,300        1,549,592
    54,400        14,000     68,400     (2)    AnnTaylor Stores Corp.                       1,320,288      339,780        1,660,068
    58,366        15,600     73,966            Applebee's International, Inc.               1,278,799      341,796        1,620,595
    47,613        13,475     61,088     (3)    ArvinMeritor, Inc.                            763,236       216,004         979,240
    10,200        2,200      12,400     (3)    Bandag, Inc.                                  433,500       93,500          527,000
    41,150        10,800     51,950     (2)    Barnes & Noble, Inc.                         1,487,984      390,528        1,878,512
    33,900        8,100      42,000            Beazer Homes USA, Inc.                       1,964,505      469,395        2,433,900
    73,332        19,000     92,332     (3)    Belo (A.H.) Corp., Series A                  1,583,971      410,400        1,994,371
    22,100        5,600      27,700     (3)    Blyth Industries, Inc.                        403,104       102,144         505,248
    24,500        6,800      31,300     (3)    Bob Evans Farms, Inc.                         549,045       152,388         701,433
    52,802        13,600     66,402            Borders Group, Inc.                          1,036,503      266,968        1,303,471
    38,988        10,800     49,788            BorgWarner, Inc.                             2,260,914      626,292        2,887,206
    32,627        8,800      41,427            Boyd Gaming Corp.                            1,345,864      363,000        1,708,864
    61,494        17,050     78,544     (2)    Brinker International, Inc.                  2,344,151      649,946        2,994,097
    36,044        9,000      45,044            CBRL Group, Inc.                             1,250,727      312,300        1,563,027
    50,900        12,500     63,400     (3)    Callaway Golf Co.                             725,325       178,125         903,450
    73,313        20,000     93,313    (2,3)   CarMax, Inc.                                 1,969,920      537,400        2,507,320
    72,094        19,700     91,794     (2)    Career Education Corp.                       2,565,825      701,123        3,266,948
    31,900        8,500      40,400     (3)    Catalina Marketing Corp.                      831,314       221,510        1,052,824
    53,673        15,000     68,673     (2)    Cheesecake Factory, Inc.                     1,842,057      514,800        2,356,857
    129,676       34,600     164,276    (2)    Chicos Fas, Inc.                             5,127,389     1,368,084       6,495,473
    67,888        19,000     86,888            Claire's Stores, Inc.                        1,768,482      494,950        2,263,432
    62,176        17,500     79,676     (2)    Corinthian Colleges, Inc.                     773,469       217,700         991,169
    44,644        11,200     55,844    (2,3)   DeVRY, Inc.                                  1,008,954      253,120        1,262,074
    74,832        20,850     95,682     (2)    Dollar Tree Stores, Inc.                     1,613,378      449,526        2,062,904
    49,357        11,800     61,157     (2)    Education Management Corp.                   1,522,170      363,912        1,886,082
    26,500        5,680      32,180    (2,3)   Emmis Communications Corp., Class A           518,605       111,158         629,763
    30,169        7,400      37,569     (2)    Entercom Communication Corp.                  870,979       213,638        1,084,617
    112,900       30,100     143,000           Foot Locker, Inc.                            2,194,776      585,144        2,779,920
    37,944        10,200     48,144     (3)    Furniture Brands International, Inc.          688,684       185,130         873,814
    45,700        5,700      51,400    (2,3)   GameStop Corp.                               1,621,436      202,236        1,823,672
    108,300       29,900     138,200    (3)    Gentex Corp.                                 2,038,206      562,718        2,600,924
    92,226        22,100     114,326           Gtech Holdings Corp.                         2,936,476      703,664        3,640,140
    47,300        11,500     58,800            Harman International Industries, Inc.        4,723,378     1,148,390       5,871,768
    45,038        11,050     56,088            Harte-Hanks                                  1,152,973      282,880        1,435,853
    26,588        6,900      33,488    (2,3)   Hovnanian Enterprises, Inc., Class A         1,196,194      310,431        1,506,625
    28,444        8,900      37,344     (2)    ITT Educational Services, Inc.               1,572,384      491,992        2,064,376
    27,031        6,800      33,831     (3)    International Speedway Corp., Class A        1,396,962      351,424        1,748,386
    34,256        9,451      43,707    (2,3)   Laureate Education, Inc.                     1,692,246      466,879        2,159,125
    49,538        12,900     62,438     (3)    Lear Corp.                                   1,508,927      392,934        1,901,861
    31,156        8,700      39,856     (3)    Lee Enterprises, Inc.                        1,221,627      341,127        1,562,754
    16,550        4,600      21,150     (3)    Media General, Inc., Class A                  873,013       242,650        1,115,663
    95,438        26,000     121,438           Michaels Stores, Inc.                        3,157,089      860,080        4,017,169
    23,500        5,700      29,200     (3)    Modine Manufacturing Co.                      776,910       188,442         965,352
    39,088        10,000     49,088     (2)    Mohawk Industries, Inc.                      3,050,818      780,500        3,831,318
    78,100        19,000     97,100    (2,3)   O'Reilly Automotive, Inc.                    2,202,420      535,800        2,738,220
    49,500        11,900     61,400            Outback Steakhouse, Inc.                     1,864,170      448,154        2,312,324
    54,200        14,400     68,600     (2)    Pacific Sunwear of California                1,356,084      360,288        1,716,372
    48,526        12,921     61,447     (2)    Payless ShoeSource, Inc.                      891,423       237,359        1,128,782
    101,476       27,600     129,076           PetSmart, Inc.                               2,384,686      648,600        3,033,286
    65,819        16,500     82,319     (3)    Pier 1 Imports, Inc.                          679,252       170,280         849,532
    44,800        11,600     56,400            Polo Ralph Lauren Corp., Class A             2,204,160      570,720        2,774,880
                                               Readers Digest Association, Inc., Class
    66,200        19,100     85,300            A                                            1,014,184      292,612        1,306,796
    30,450        8,600      39,050     (3)    Regis Corp. Minnesota                        1,168,062      329,896        1,497,958
    51,957        12,600     64,557     (2)    Rent-A-Center, Inc.                           936,265       227,052        1,163,317
    102,325       28,300     130,625    (3)    Ross Stores, Inc.                            2,766,868      765,232        3,532,100
    44,613        12,400     57,013     (3)    Ruby Tuesday, Inc.                            977,471       271,684        1,249,155
    33,800        9,000      42,800     (3)    Ryland Group, Inc.                           2,274,740      605,700        2,880,440
    99,399        26,800     126,199    (2)    Saks, Inc.                                   1,804,092      486,420        2,290,512
    26,781        6,700      33,481    (2,3)   Scholastic Corp.                              871,722       218,085        1,089,807
    34,338        6,200      40,538     (2)    Sothebys Holdings, Inc., Class A              534,643       96,534          631,177
    26,800        6,700      33,500     (3)    Thor Industries, Inc.                         874,484       218,621        1,093,105
    41,700        10,300     52,000     (2)    Timberland Co., Class A                      1,173,855      289,945        1,463,800
    86,100        18,100     104,200   (2,3)   Toll Brothers, Inc.                          3,177,951      668,071        3,846,022
    41,360        10,200     51,560     (3)    Tupperware Corp.                              948,385       233,886        1,182,271
    81,200        18,600     99,800    (2,3)   Urban Outfitters, Inc.                       2,300,396      526,938        2,827,334
    34,462        9,600      44,062     (2)    Valassis Communications, Inc.                1,076,938      300,000        1,376,938
     4,315         800        5,115     (3)    Washington Post Co., Class B                 3,214,675      596,000        3,810,675
    49,831        14,800     64,631            Westwood One, Inc.                            921,874       273,800        1,195,674
    81,851        22,300     104,151    (2)    Williams-Sonoma, Inc.                        3,201,193      872,153        4,073,346
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                                Total                                      122,622,582   31,519,496      154,142,078
                                               Consumer Staples--3.0%
    48,863        13,100     61,963    (2,3)   BJ's Wholesale Club, Inc.                    1,391,618      373,088        1,764,706
    43,605        12,150     55,755     (3)    Church and Dwight, Inc.                      1,528,355      425,857        1,954,212
    107,256       28,937     136,193    (2)    Dean Foods Co.                               3,877,304     1,046,073       4,923,377
    49,370        13,700     63,070     (2)    Energizer Holdings, Inc.                     2,492,691      691,713        3,184,404
    54,914        13,500     68,414            Hormel Foods Corp.                           1,746,265      429,300        2,175,565
    20,549        5,000      25,549     (3)    Lancaster Colony Corp.                        823,809       200,450        1,024,259
    48,851        13,700     62,551     (3)    PepsiAmericas, Inc.                          1,139,205      319,484        1,458,689
    28,000        8,200      36,200     (3)    Ruddick Corp.                                 616,280       180,482         796,762
    68,307        16,900     85,207     (2)    Smithfield Foods, Inc.                       2,020,521      499,902        2,520,423
    40,644        11,180     51,824            Smucker (J.M.) Co.                           1,857,837      511,038        2,368,875
    20,987        5,863      26,850     (3)    Tootsie Roll Industries, Inc.                 635,906       177,649         813,555
    18,337        4,900      23,237     (3)    Universal Corp.                               686,537       183,456         869,993
    48,319        12,500     60,819     (3)    Whole Foods Market, Inc.                     6,964,217     1,801,625       8,765,842
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                                Total                                      25,780,545     6,840,117      32,620,662
                                               Energy--7.6%
    46,700        12,200     58,900     (3)    Arch Coal, Inc.                              3,599,169      940,254        4,539,423
    41,506        10,500     52,006     (2)    Cooper Cameron Corp.                         3,060,237      774,165        3,834,402
    42,500        10,900     53,400    (2,3)   Denbury Resources, Inc.                      1,854,275      475,567        2,329,842
    109,088       29,100     138,188           ENSCO International, Inc.                    4,973,322     1,326,669       6,299,991
    46,841        13,299     60,140     (2)    FMC Technologies, Inc.                       1,707,823      484,882        2,192,705
    40,788        9,900      50,688     (2)    Forest Oil Corp.                             1,781,620      432,432        2,214,052
    91,167        23,900     115,067    (2)    Grant Prideco, Inc.                          3,545,485      929,471        4,474,956
    55,300        17,200     72,500    (2,3)   Hanover Compressor Co.                        711,158       221,192         932,350
    38,457        9,800      48,257     (3)    Helmerich & Payne, Inc.                      2,130,518      542,920        2,673,438
    91,000        24,300     115,300    (2)    Newfield Exploration Co.                     4,125,030     1,101,519       5,226,549
    125,488       33,400     158,888           Noble Energy, Inc.                           5,025,794     1,337,670       6,363,464
    22,513        5,700      28,213     (3)    Overseas Shipholding Group, Inc.             1,071,619      271,320        1,342,939
    123,188       32,600     155,788           Patterson-UTI Energy, Inc.                   4,204,406     1,112,638       5,317,044
    94,126        20,300     114,426           Peabody Energy Corp.                         7,356,888     1,586,648       8,943,536
    103,551       27,600     131,151           Pioneer Natural Resources, Inc.              5,182,728     1,381,380       6,564,108
    56,149        14,900     71,049     (2)    Plains Exploration & Production Co.          2,189,811      581,100        2,770,911
    41,157        11,700     52,857     (3)    Pogo Producing Co.                           2,078,429      590,850        2,669,279
    110,738       25,800     136,538    (2)    Pride International, Inc.                    3,108,416      724,206        3,832,622
    152,602       40,800     193,402           Smith International, Inc.                    4,944,305     1,321,920       6,266,225
    45,625        11,700     57,325            Tidewater, Inc.                              2,096,925      537,732        2,634,657
    42,788        10,500     53,288     (3)    Western Gas Resources, Inc.                  1,852,720      454,650        2,307,370
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                                Total                                      66,600,678    17,129,185      83,729,863
                                               Financials--16.0%
    59,057        16,100     75,157            AMB Property Corp.                           2,609,138      711,298        3,320,436
    37,000        10,300     47,300     (2)    Allmerica Financial Corp.                    1,409,700      392,430        1,802,130
    28,000        7,500      35,500     (3)    AmerUs Group Co.                             1,655,360      443,400        2,098,760
    36,044        7,500      43,544            American Financial Group, Inc.               1,231,983      256,350        1,488,333
    101,876       28,400     130,276    (2)    Americredit Corp.                            2,276,929      634,740        2,911,669
    97,022        24,511     121,533    (3)    Associated Banc Corp.                        3,028,057      764,988        3,793,045
    67,701        17,600     85,301            Astoria Financial Corp.                      1,892,243      491,920        2,384,163
    37,563        10,100     47,663            Bank of Hawaii Corp.                         1,929,987      518,938        2,448,925
    82,775        21,375     104,150           Berkley, W. R. Corp.                         3,617,267      934,087        4,551,354
    41,538        10,600     52,138            Brown & Brown                                2,256,760      575,898        2,832,658
    42,700        8,900      51,600            Cathay Bancorp, Inc.                         1,664,873      347,011        2,011,884
    30,994        7,900      38,894            City National Corp.                          2,274,340      579,702        2,854,042
    106,582       29,800     136,382    (3)    Colonial BancGroup, Inc.                     2,595,272      725,630        3,320,902
    120,476       31,100     151,576    (3)    Commerce Bancorp, Inc.                       3,670,904      947,617        4,618,521
    34,700        8,700      43,400            Cullen Frost Bankers, Inc.                   1,832,854      459,534        2,292,388
    78,000        20,800     98,800            Developers Diversified Realty                3,407,040      908,544        4,315,584
    90,112        25,300     115,412           Eaton Vance Corp.                            2,242,888      629,717        2,872,605
    53,506        14,800     68,306            Edwards(AG), Inc.                            2,264,374      626,336        2,890,710
    44,657        10,800     55,457            Everest Re Group Ltd.                        4,441,138     1,074,060       5,515,198
    125,063       33,213     158,276           Fidelity National Financial, Inc.            4,684,860     1,244,159       5,929,019
                                               Fidelity National Title Group, Inc.,
    21,886        5,812      27,698     (2)    Class A                                       476,021       126,411         602,432
    66,308        14,900     81,208            First American Financial Corp.               2,905,617      652,918        3,558,535
    57,931        16,100     74,031     (3)    FirstMerit Corp.                             1,527,640      424,557        1,952,197
    64,607        17,900     82,507     (3)    Gallagher (Arthur J.) & Co.                  1,900,738      526,618        2,427,356
    36,938        9,800      46,738            Greater Bay Bancorp                           926,774       245,882        1,172,656
    72,312        20,150     92,462            HCC Insurance Holdings, Inc.                 2,169,360      604,500        2,773,860
    41,600        10,300     51,900            Highwoods Properties, Inc.                   1,173,536      290,563        1,464,099
    29,700        8,200      37,900            Horace Mann Educators Corp.                   576,477       159,162         735,639
    49,462        12,000     61,462            Hospitality Properties Trust                 1,963,641      476,400        2,440,041
    56,698        13,900     70,598            Independence Community Bank                  2,242,406      549,745        2,792,151
    43,831        12,000     55,831     (3)    IndyMac Bancorp, Inc.                        1,636,211      447,960        2,084,171
    46,357        12,800     59,157     (3)    Investors Financial Services Corp.           1,769,910      488,704        2,258,614
    37,600        8,700      46,300     (3)    Jefferies Group, Inc.                        1,596,496      369,402        1,965,898
    40,138        10,500     50,638    (2,3)   Labranche & Co. Inc.                          382,917       100,170         483,087
    80,675        21,100     101,775           Legg Mason, Inc.                             8,657,234     2,264,241      10,921,475
    60,778        15,500     76,278     (3)    Leucadia National Corp.                      2,611,023      665,880        3,276,903
    60,850        16,700     77,550            Liberty Property Trust                       2,536,837      696,223        3,233,060
    44,300        11,400     55,700            Macerich Co. (The)                           2,847,161      732,678        3,579,839
    46,407        9,900      56,307            Mack-Cali Realty Corp.                       1,979,259      422,235        2,401,494
    57,088        15,300     72,388            Mercantile Bankshares Corp.                  3,217,480      862,308        4,079,788
    27,000        6,800      33,800     (3)    Mercury General Corp.                        1,632,150      411,060        2,043,210
    71,200        19,800     91,000            New Plan Excel Realty Trust                  1,636,888      455,202        2,092,090
    175,240       42,788     218,028    (3)    New York Community Bancorp, Inc.             2,833,631      691,882        3,525,513
    43,900        12,000     55,900     (3)    Ohio Casualty Corp.                          1,197,592      327,360        1,524,952
    127,651       35,100     162,751           Old Republic International Corp.             3,307,437      909,441        4,216,878
    63,975        18,000     81,975            PMI Group, Inc.                              2,551,323      717,840        3,269,163
    47,744        13,400     61,144            Protective Life Corp.                        2,093,097      587,456        2,680,553
    62,182        16,500     78,682            Radian Group, Inc.                           3,239,682      859,650        4,099,332
    43,900        11,100     55,000     (3)    Raymond James Financial, Inc.                1,493,917      377,733        1,871,650
    53,063        14,407     67,470            Rayonier, Inc.                               2,028,579      550,780        2,579,359
    46,900        12,100     59,000            Regency Centers Corp.                        2,610,923      673,607        3,284,530
    48,301        12,200     60,501            SEI Investments Co.                          1,874,079      473,360        2,347,439
    25,188        6,800      31,988    (2,3)   SVB Financial Group                          1,252,095      338,028        1,590,123
    19,644        5,400      25,044            StanCorp Financial Group, Inc.               1,809,212      497,340        2,306,552
    85,214        22,300     107,514    (3)    TCF Financial Corp.                          2,309,299      604,330        2,913,629
    27,100        7,900      35,000     (3)    Texas Regional Bancshares, Inc., Class A      794,843       231,707        1,026,550
    94,527        26,300     120,827           United Dominion Realty Trust, Inc.           2,091,883      582,019        2,673,902
    34,731        9,000      43,731            Unitrin, Inc.                                1,597,626      414,000        2,011,626
    55,675        16,100     71,775            Waddell & Reed Financial, Inc., Class A      1,067,847      308,798        1,376,645
    58,997        16,634     75,631     (3)    Washington Federal, Inc.                     1,356,341      382,416        1,738,757
    36,600        10,300     46,900     (3)    Webster Financial Corp. Waterbury            1,689,822      475,551        2,165,373
    60,000        15,400     75,400            Weingarten Realty Investors                  2,133,600      547,624        2,681,224
    21,900        6,300      28,200     (3)    WestAmerica Bancorp.                         1,167,489      335,853        1,503,342
    46,419        13,000     59,419            Wilmington Trust Corp.                       1,759,744      492,830        2,252,574
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                                Total                                      139,611,804   36,618,783      176,230,587
                                               Healthcare--10.1%
    49,123        12,492     61,615    (2,3)   Advanced Medical Optics, Inc.                1,752,708      445,714        2,198,422
    37,325        9,400      46,725    (2,3)   Apria Healthcare Group, Inc.                  861,087       216,858        1,077,945
    76,416        15,675     92,091     (2)    Barr Laboratories, Inc.                      4,390,099      900,529        5,290,628
    45,825        11,900     57,725            Beckman Coulter, Inc.                        2,257,340      586,194        2,843,534
    43,000        11,100     54,100    (2,3)   Cephalon, Inc.                               1,960,370      506,049        2,466,419
                                               Charles River Laboratories
    53,469        13,800     67,269    (2,3)   International, Inc.                          2,339,803      603,888        2,943,691
    62,263        8,900      71,163     (2)    Community Health Systems, Inc.               2,310,580      330,279        2,640,859
    43,519        12,100     55,619    (2,3)   Covance, Inc.                                2,117,199      588,665        2,705,864
    78,600        21,900     100,500   (2,3)   Cytyc Corp.                                  1,992,510      555,165        2,547,675
    55,063        13,600     68,663            Dentsply International, Inc.                 3,036,174      749,904        3,786,078
    41,413        11,400     52,813    (2,3)   Edwards Lifesciences Corp.                   1,713,670      471,732        2,185,402
    35,300        9,700      45,000    (2,3)   Gen-Probe, Inc.                              1,441,652      396,148        1,837,800
    81,384        21,600     102,984    (2)    Health Net, Inc.                             3,812,027     1,011,744       4,823,771
    63,688        16,700     80,388     (2)    Henry Schein, Inc.                           2,524,592      661,988        3,186,580
    41,925        10,600     52,525            Hillenbrand Industries, Inc.                 1,931,485      488,342        2,419,827
    26,100        6,900      33,000     (2)    INAMED Corp.                                 1,855,710      490,590        2,346,300
    25,700        6,700      32,400     (2)    Intuitive Surgical, Inc.                     2,280,361      594,491        2,874,852
    39,100        10,000     49,100     (2)    Invitrogen Corp.                             2,486,369      635,900        3,122,269
    156,422       38,400     194,822   (2,3)   Ivax Corp.                                   4,465,848     1,096,320       5,562,168
    42,550        9,000      51,550     (2)    LifePoint Hospitals, Inc.                    1,663,705      351,900        2,015,605
    69,794        19,000     88,794     (2)    Lincare Holdings, Inc.                       2,851,085      776,150        3,627,235
    22,800        6,100      28,900    (2,3)   Martek Biosciences Corp.                      703,836       188,307         892,143
    216,452       59,100     275,552    (2)    Millennium Pharmaceuticals, Inc.             1,974,042      538,992        2,513,034
    75,794        20,200     95,994            Omnicare, Inc.                               4,100,455     1,092,820       5,193,275
    62,896        16,700     79,596     (2)    PacifiCare Health Systems, Inc.              5,180,115     1,375,412       6,555,527
    26,462        6,600      33,062    (2,3)   Par Pharmaceutical Cos., Inc.                 684,837       170,808         855,645
    56,188        16,000     72,188     (3)    Perrigo Co.                                   751,234       213,920         965,154
    78,532        20,400     98,932    (2,3)   Protein Design Laboratories, Inc.            2,200,467      571,608        2,772,075
    47,350        13,050     60,400     (2)    Renal Care Group, Inc.                       2,218,348      611,393        2,829,741
    75,657        20,100     95,757    (2,3)   Sepracor, Inc.                               4,255,706     1,130,625       5,386,331
    46,100        13,300     59,400            Steris Corp.                                 1,051,541      303,373        1,354,914
    28,100        7,400      35,500    (2,3)   Techne Corp.                                 1,523,582      401,228        1,924,810
    60,143        16,514     76,657     (2)    Triad Hospitals, Inc.                        2,473,682      679,221        3,152,903
    41,569        11,200     52,769     (3)    Universal Health Services, Inc., Class B     1,959,563      527,968        2,487,531
    56,200        13,600     69,800    (2,3)   VCA Antech, Inc.                             1,449,960      350,880        1,800,840
    64,000        17,800     81,800     (3)    Valeant Pharmaceuticals International        1,098,240      305,448        1,403,688
    93,926        25,400     119,326    (2)    Varian Medical Systems, Inc.                 4,279,269     1,157,224       5,436,493
    24,269        6,200      30,469    (2,3)   Varian, Inc.                                  892,371       227,974        1,120,345
    66,227        17,900     84,127    (2,3)   Vertex Pharmaceuticals, Inc.                 1,506,664      407,225        1,913,889
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                                Total                                      88,348,286    22,712,976      111,061,262
                                               Industrials--11.3%
    61,457        17,400     78,857     (2)    AGCO Corp.                                    982,697       278,226        1,260,923
    48,012        13,400     61,412            AMETEK, Inc.                                 1,955,528      545,782        2,501,310
    66,900        17,200     84,100            Adesa, Inc.                                  1,431,660      368,080        1,799,740
    63,600        16,700     80,300    (2,3)   AirTran Holdings, Inc.                        951,456       249,832        1,201,288
    18,300        4,600      22,900    (2,3)   Alaska Air Group, Inc.                        576,999       145,038         722,037
    30,450        8,400      38,850            Alexander and Baldwin, Inc.                  1,490,223      411,096        1,901,319
    26,200        7,100      33,300    (2,3)   Alliant Techsystems, Inc.                    1,839,764      498,562        2,338,326
    18,281        4,800      23,081     (3)    Banta Corp.                                   920,266       241,632        1,161,898
    40,550        10,900     51,450     (3)    Brinks Co. (The)                             1,592,399      428,043        2,020,442
    122,888       32,800     155,688           C.H. Robinson Worldwide, Inc.                4,333,031     1,156,528       5,489,559
    35,800        10,100     45,900            CNF Transportation, Inc.                     2,014,466      568,327        2,582,793
    21,744        6,000      27,744     (3)    Carlisle Cos., Inc.                          1,450,107      400,140        1,850,247
    62,683        17,333     80,016    (2,3)   ChoicePoint, Inc.                            2,648,984      732,493        3,381,477
    52,482        13,300     65,782    (2,3)   Copart, Inc.                                 1,227,554      311,087        1,538,641
    29,700        7,900      37,600            Corporate Executive Board Co.                2,454,408      652,856        3,107,264
    36,994        9,800      46,794     (3)    Crane Co.                                    1,145,334      303,408        1,448,742
    37,870        9,700      47,570            Deluxe Corp.                                 1,262,207      323,301        1,585,508
    52,476        13,200     65,676     (3)    Donaldson Co., Inc.                          1,639,875      412,500        2,052,375
    48,306        13,100     61,406     (2)    Dun & Bradstreet Corp.                       3,058,736      829,492        3,888,228
                                               Expeditors International Washington,
    76,513        20,500     97,013     (3)    Inc.                                         4,642,044     1,243,735       5,885,779
    45,856        11,700     57,556     (3)    Fastenal Co.                                 3,215,881      820,521        4,036,402
    35,526        9,300      44,826     (3)    Federal Signal Corp.                          576,232       150,846         727,078
    37,838        10,600     48,438    (2,3)   Flowserve Corp.                              1,324,330      371,000        1,695,330
    33,625        9,600      43,225     (3)    GATX Corp.                                   1,256,566      358,752        1,615,318
    47,962        13,300     61,262            Graco, Inc.                                  1,643,658      455,791        2,099,449
    25,325        6,200      31,525     (3)    Granite Construction, Inc.                    863,836       211,482        1,075,318
    38,688        9,300      47,988            HNI Corp.                                    1,891,843      454,770        2,346,613
    28,744        8,000      36,744            Harsco Corp.                                 1,846,802      514,000        2,360,802
    41,624        11,800     53,424            Hubbell, Inc., Class B                       2,004,612      568,288        2,572,900
                                               Hunt (J.B.) Transportation Services,
    94,676        21,600     116,276           Inc.                                         1,837,661      419,256        2,256,917
      116           0          116      (2)    Information Resources, Inc.                     64             0              64
    40,051        11,000     51,051     (2)    Jacobs Engineering Group, Inc.               2,553,251      701,250        3,254,501
    70,726        17,650     88,376    (2,3)   Jet Blue Airways Corp.                       1,316,211      328,466        1,644,677
    57,000        15,400     72,400            Joy Global, Inc.                             2,614,590      706,398        3,320,988
    16,675        3,600      20,275     (3)    Kelly Services, Inc., Class A                 461,564       99,648          561,212
    26,162        7,300      33,462            Kennametal, Inc.                             1,337,140      373,103        1,710,243
    26,400        5,800      32,200    (2,3)   Korn/Ferry International                      454,608       99,876          554,484
    45,100        10,100     55,200     (3)    MSC Industrial Direct Co.                    1,721,918      385,618        2,107,536
    63,500        17,300     80,800            Manpower, Inc.                               2,875,280      783,344        3,658,624
    49,132        13,500     62,632            Miller Herman, Inc.                          1,346,708      370,035        1,716,743
    22,600        4,500      27,100            Mine Safety Appliances Co.                    946,714       188,505        1,135,219
    23,882        5,600      29,482     (3)    Nordson Corp.                                 887,694       208,152        1,095,846
    71,026        19,500     90,526            Pentair, Inc.                                2,307,635      633,555        2,941,190
    95,400        25,400     120,800           Precision Castparts Corp.                    4,518,144     1,202,944       5,721,088
    80,632        14,900     95,532    (2,3)   Quanta Services, Inc.                         926,462       171,201        1,097,663
    91,214        23,200     114,414           Republic Services, Inc.                      3,224,415      820,120        4,044,535
    24,775        5,650      30,425     (3)    Rollins, Inc.                                 471,221       107,463         578,684
    54,144        14,400     68,544     (3)    SPX Corp.                                    2,329,275      619,488        2,948,763
     5,500        1,200       6,700    (2,3)   Sequa Corp., Class A                          339,350       74,040          413,390
    31,169        8,500      39,669    (2,3)   Stericycle, Inc.                             1,794,088      489,260        2,283,348
    40,782        10,000     50,782    (2,3)   Swift Transportation Co.                      744,272       182,500         926,772
    13,300        3,500      16,800     (3)    Tecumseh Products Co., Class A                267,729       70,455          338,184
    27,962        7,000      34,962            Teleflex, Inc.                               1,850,805      463,330        2,314,135
    39,986        11,500     51,486     (2)    Thomas & Betts Corp.                         1,556,255      447,580        2,003,835
    62,100        17,500     79,600            Timken Co.                                   1,761,156      496,300        2,257,456
    32,050        7,100      39,150     (3)    Trinity Industries, Inc.                     1,219,503      270,155        1,489,658
    50,569        12,900     63,469    (2,3)   United Rentals, Inc.                          989,635       252,453        1,242,088
    41,131        9,175      50,306     (3)    Werner Enterprises, Inc.                      737,068       164,416         901,484
    41,657        11,000     52,657    (2,3)   Yellow Roadway Corp.                         1,893,311      499,950        2,393,261
    29,900        8,100      38,000            York International Corp.                     1,677,689      454,491        2,132,180
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                                Total                                      99,202,914    26,088,960      125,291,874
                                               Information Technology--13.3%
    292,041       73,700     365,741    (2)    3Com Corp.                                   1,124,358      283,745        1,408,103
    191,510       51,644     243,154    (2)    Activision, Inc.                             3,020,123      814,426        3,834,549
    58,957        16,900     75,857            Acxiom Corp.                                 1,258,142      360,646        1,618,788
    50,050        11,700     61,750            Adtran, Inc.                                 1,514,012      353,925        1,867,937
    13,300        4,300      17,600    (2,3)   Advent Software, Inc.                         408,576       132,096         540,672
    48,000        9,600      57,600    (2,3)   Alliance Data Systems Corp.                  1,706,880      341,376        2,048,256
    62,900        16,900     79,800            Amphenol Corp., Class A                      2,514,113      675,493        3,189,606
    21,700        6,200      27,900    (2,3)   Anteon International Corp.                    980,840       280,240        1,261,080
    82,019        22,600     104,619    (2)    Arrow Electronics, Inc.                      2,420,381      666,926        3,087,307
    323,604       81,200     404,804   (2,3)   Atmel Corp.                                   796,066       199,752         995,818
    101,745       27,800     129,545    (2)    Avnet, Inc.                                  2,345,222      640,790        2,986,012
    33,875        9,500      43,375    (2,3)   Avocent Corp.                                1,038,608      291,270        1,329,878
    82,300        23,200     105,500    (2)    Bisys Group, Inc.                            1,043,564      294,176        1,337,740
    46,457        12,200     58,657     (3)    CDW Corp.                                    2,617,852      687,470        3,305,322
    37,000        9,700      46,700     (2)    CSG Systems International, Inc.               869,870       228,047        1,097,917
    16,679        4,785      21,464    (2,3)   Cabot Microelectronics Corp.                  490,363       140,679         631,042
    195,477       52,700     248,177    (2)    Cadence Design Systems, Inc.                 3,123,722      842,146        3,965,868
    102,070       28,800     130,870    (2)    Ceridian Corp.                               2,236,354      631,008        2,867,362
    43,275        11,900     55,175            Certegy, Inc.                                1,621,082      445,774        2,066,856
    63,538        15,500     79,038     (2)    Checkfree Corp.                              2,700,365      658,750        3,359,115
    98,000        26,000     124,000    (2)    Cognizant Technology Solutions Corp.         4,310,040     1,143,480       5,453,520
    39,744        9,200      48,944    (2,3)   CommScope, Inc.                               775,803       179,584         955,387
    65,788        17,600     83,388    (2,3)   Credence Systems Corp.                        506,568       135,520         642,088
    52,200        14,400     66,600    (2,3)   Cree, Inc.                                   1,254,888      346,176        1,601,064
    99,358        25,300     124,658   (2,3)   Cypress Semiconductor Corp.                  1,351,269      344,080        1,695,349
    51,738        13,100     64,838    (2,3)   DST Systems, Inc.                            2,903,537      735,172        3,638,709
    49,644        13,700     63,344            Diebold, Inc.                                1,794,134      495,118        2,289,252
    26,606        9,400      36,006    (2,3)   Dycom Industries, Inc.                        530,258       187,342         717,600
    26,400        7,200      33,600     (2)    F5 Networks, Inc.                            1,373,592      374,616        1,748,208
    45,432        12,950     58,382     (3)    Fair Isaac & Co., Inc.                       1,897,240      540,792        2,438,032
                                               Fairchild Semiconductor International,
    83,532        23,000     106,532   (2,3)   Inc., Class A                                1,286,393      354,200        1,640,593
    46,261        11,600     57,861    (2,3)   Gartner Group, Inc., Class A                  556,982       139,664         696,646
    95,626        25,600     121,226           Harris Corp.                                 3,930,229     1,052,160       4,982,389
    58,008        13,700     71,708     (3)    Henry Jack & Associates, Inc.                1,042,984      246,326        1,289,310
    24,169        6,500      30,669     (3)    Imation Corp.                                1,034,675      278,265        1,312,940
    91,700        18,000     109,700    (2)    Ingram Micro, Inc., Class A                  1,659,770      325,800        1,985,570
    152,057       37,620     189,677   (2,3)   Integrated Device Technology, Inc.           1,502,323      371,686        1,874,009
    48,331        12,400     60,731     (2)    International Rectifier Corp.                1,430,114      366,916        1,797,030
    106,813       29,400     136,213    (3)    Intersil Holding Corp.                       2,431,064      669,144        3,100,208
       0          9,500       9,500            Keane, Inc.                                      0          107,350         107,350
    58,594        16,600     75,194     (2)    Kemet Corp.                                   405,470       114,872         520,342
    99,938        26,600     126,538    (2)    Lam Research Corp.                           3,371,908      897,484        4,269,392
    76,413        21,800     98,213    (2,3)   Lattice Semiconductor Corp.                   334,689       95,484          430,173
    110,200       25,300     135,500    (2)    MEMC Electronic Materials                    1,976,988      453,882        2,430,870
    68,095        19,900     87,995     (2)    MPS Group, Inc.                               847,783       247,755        1,095,538
    53,226        14,400     67,626     (2)    Macromedia, Inc.                             2,337,686      632,448        2,970,134
    33,706        9,700      43,406     (2)    Macrovision Corp.                             635,021       182,748         817,769
    118,682       31,200     149,882    (2)    McAfee, Inc.                                 3,564,020      936,936        4,500,956
    101,800       30,300     132,100   (2,3)   McData Corp., Class A                         489,658       145,743         635,401
    51,019        15,000     66,019     (2)    Mentor Graphics Corp.                         421,927       124,050         545,977
    52,013        12,600     64,613    (2,3)   Micrel, Inc.                                  520,130       126,000         646,130
    150,120       40,000     190,120           Microchip Technology, Inc.                   4,529,120     1,206,800       5,735,920
    63,700        16,600     80,300     (3)    Moneygram International, Inc.                1,547,910      403,380        1,951,290
    41,750        10,350     52,100            National Instruments Corp.                    997,825       247,365        1,245,190
    26,600        7,700      34,300    (2,3)   Newport Corp.                                 346,864       100,408         447,272
    33,262        9,000      42,262     (3)    Plantronics, Inc.                             992,871       268,650        1,261,521
    28,300        8,300      36,600     (2)    Plexus Corp.                                  500,061       146,661         646,722
    66,731        18,800     85,531     (2)    Polycom, Inc.                                1,020,984      287,640        1,308,624
    78,800        21,100     99,900    (2,3)   Powerwave Technologies, Inc.                  883,348       236,531        1,119,879
    137,751       36,100     173,851   (2,3)   RF Micro Devices, Inc.                        721,815       189,164         910,979
    47,151        13,700     60,851    (2,3)   RSA Security, Inc.                            537,521       156,180         693,701
    39,938        10,000     49,938            Reynolds & Reynolds Co., Class A             1,059,955      265,400        1,325,355
    30,900        6,400      37,300     (2)    SRA International, Inc.                      1,014,138      210,048        1,224,186
    130,414       34,800     165,214   (2,3)   Sandisk Corp.                                7,680,080     2,049,371       9,729,451
    51,250        14,200     65,450    (2,3)   Semtech Corp.                                 772,850       214,136         986,986
    33,725        7,200      40,925    (2,3)   Silicon Laboratories, Inc.                   1,084,933      231,624        1,316,557
    62,275        17,200     79,475    (2,3)   Sybase, Inc.                                 1,385,619      382,700        1,768,319
    105,639       27,600     133,239    (2)    Synopsys, Inc.                               2,001,859      523,020        2,524,879
    42,200        11,300     53,500     (2)    Tech Data Corp.                              1,461,808      391,432        1,853,240
                                               Transaction Systems Architects, Inc.,
    25,500        6,400      31,900     (2)    Class A                                       688,755       172,864         861,619
    90,525        26,637     117,162    (2)    Triquint Semiconductor, Inc.                  380,205       111,875         492,080
    77,400        17,900     95,300    (2,3)   UTStarcom, Inc.                               427,248       98,808          526,056
    127,509       34,600     162,109   (2,3)   Vishay Intertechnology, Inc.                 1,445,952      392,364        1,838,316
    156,600       40,900     197,500   (2,3)   Western Digital Corp.                        1,894,860      494,890        2,389,750
    55,700        14,200     69,900    (2,3)   Wind River Systems, Inc.                      729,670       186,020         915,690
    50,384        13,850     64,234     (2)    Zebra Technologies Corp., Class A            2,172,054      597,074        2,769,128
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                                Total                                      116,585,941   30,883,933      147,469,874
                                               Materials--3.7%
    48,244        12,600     60,844     (3)    Airgas, Inc.                                 1,363,857      356,202        1,720,059
    29,581        8,900      38,481            Albemarle Corp.                              1,037,997      312,301        1,350,298
    42,613        10,700     53,313     (3)    Bowater, Inc.                                1,129,245      283,550        1,412,795
    42,700        12,100     54,800     (3)    Cabot Corp.                                  1,456,497      412,731        1,869,228
    174,199       44,778     218,977    (3)    Chemtura Corp.                               1,863,929      479,125        2,343,054
    28,926        7,700      36,626            Cytec Industries, Inc.                       1,194,644      318,010        1,512,654
    25,681        7,200      32,881     (2)    FMC Corp.                                    1,398,074      391,968        1,790,042
    29,119        8,000      37,119     (3)    Ferro Corp.                                   519,483       142,720         662,203
    29,800        5,800      35,600     (3)    Glatfelter (P.H.) Co.                         404,982       78,822          483,804
    35,500        9,800      45,300     (3)    Longview Fibre Co.                            667,400       184,240         851,640
    49,700        13,000     62,700            Lubrizol Corp.                               2,067,023      540,670        2,607,693
    149,139       37,200     186,339           Lyondell Chemical Co.                        3,996,925      996,960        4,993,885
    31,945        8,900      40,845            Martin Marietta Materials                    2,520,780      702,299        3,223,079
    14,700        3,900      18,600     (3)    Minerals Technologies, Inc.                   785,862       208,494         994,356
    47,494        13,700     61,194     (3)    Olin Corp.                                    849,193       244,956        1,094,149
    49,451        11,800     61,251            Packaging Corp. of America                   1,003,361      239,422        1,242,783
    21,038        5,600      26,638            Potlatch Corp.                                941,030       250,488        1,191,518
    80,969        22,600     103,569           RPM, Inc.                                    1,507,643      420,812        1,928,455
    17,300        4,200      21,500     (2)    Scotts Co.                                   1,518,767      368,718        1,887,485
    33,975        9,100      43,075     (3)    Sensient Technologies Corp.                   601,018       160,979         761,997
    67,723        19,100     86,823     (3)    Sonoco Products Co.                          1,916,561      540,530        2,457,091
    28,700        7,100      35,800     (3)    Steel Dynamics, Inc.                          888,839       219,887        1,108,726
    72,776        19,600     92,376            Valspar Corp.                                1,604,711      432,180        2,036,891
    55,381        13,700     69,081     (3)    Worthington Industries, Inc.                 1,114,266      275,644        1,389,910
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                                Total                                      32,352,087     8,561,708      40,913,795
                                               Telecommunication Services--0.4%
    165,290       47,200     212,490    (2)    Cincinnati Bell, Inc.                         654,548       186,912         841,460
    36,888        19,700     56,588            Telephone and Data System, Inc.              1,333,501      745,054        2,078,555
    38,988          0        38,988     (3)    Telephone and Data System, Inc.              1,474,526         0           1,474,526
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                                Total                                       3,462,575      931,966        4,394,541
                                               Utilities--6.6%
    53,332        14,800     68,132            AGL Resources, Inc.                          1,876,753      520,812        2,397,565
    80,513        22,300     102,813           Alliant Energy Corp.                         2,129,568      589,835        2,719,403
    67,851        18,425     86,276     (3)    Aqua America, Inc.                           2,298,792      624,239        2,923,031
    282,700       71,700     354,400    (2)    Aquila, Inc.                                 1,000,758      253,818        1,254,576
    22,169        6,200      28,369     (3)    Black Hills Corp.                             921,565       257,734        1,179,299
    94,613        24,300     118,913           DPL, Inc.                                    2,438,177      626,211        3,064,388
    52,300        14,900     67,200     (3)    Duquesne Light Holdings, Inc.                 872,887       248,681        1,121,568
    109,400       28,300     137,700           Energy East Corp.                            2,609,190      674,955        3,284,145
    86,100        23,400     109,500           Equitable Resources, Inc.                    3,327,765      904,410        4,232,175
    53,044        14,300     67,344     (3)    Great Plains Energy, Inc.                    1,522,893      410,553        1,933,446
    58,324        15,500     73,824     (3)    Hawaiian Electric Industries, Inc.           1,536,837      408,425        1,945,262
    33,306        8,100      41,406     (3)    Idacorp, Inc.                                 961,544       233,847        1,195,391
    83,176        22,700     105,876    (3)    MDU Resources Group, Inc.                    2,742,313      748,419        3,490,732
    73,776        20,500     94,276            NSTAR                                        2,006,707      557,600        2,564,307
    58,463        14,000     72,463     (3)    National Fuel Gas Co.                        1,762,075      421,960        2,184,035
    94,245        24,800     119,045           Northeast Utilities Co.                      1,714,317      451,112        2,165,429
    61,557        17,300     78,857            OGE Energy Corp.                             1,585,708      445,648        2,031,356
    75,182        19,600     94,782     (3)    ONEOK, Inc.                                  2,160,731      563,304        2,724,035
    47,343        13,300     60,643            PNM Resources, Inc.                          1,200,145      337,155        1,537,300
    131,657       36,200     167,857           Pepco Holdings, Inc.                         2,829,309      777,938        3,607,247
    80,957        19,200     100,157           Puget Energy, Inc.                           1,735,718      411,648        2,147,366
    61,288        16,300     77,588            Questar Corp.                                4,826,430     1,283,625       6,110,055
    81,445        21,800     103,245           SCANA Corp.                                  3,230,923      864,806        4,095,729
    135,470       22,558     158,028   (2,3)   Sierra Pacific Resources                     1,754,337      292,126        2,046,463
    51,304        14,600     65,904            Vectren Corp.                                1,392,904      396,390        1,789,294
    32,100        9,300      41,400     (3)    WGL Holdings, Inc.                            997,668       289,044        1,286,712
    28,457        7,300      35,757     (3)    WPS Resources Corp.                          1,552,614      398,288        1,950,902
    59,926        16,600     76,526            Westar Energy, Inc.                          1,324,365      366,860        1,691,225
    85,245        22,500     107,745           Wisconsin Energy Corp.                       3,224,818      851,175        4,075,993
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                                   Total                                   57,537,811    15,210,618      72,748,429
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                                   Total Common Stocks (identified
                                                cost $580,256,468)                         752,105,223   196,497,742     948,602,965
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                               U.S. Treasury--0.6% United States
                                               Treasury Bill, 1/12/2006
  $6,335,000        $0     $6,335,000   (4)        (IDENTIFIED COST $6,289,135)             6,289,135         0           6,289,135
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                               Money Market Investments--1.6%
       0        3,000,000   3,000,000   (4)    Daimler Chrysler Automotive                      0         2,999,037       2,999,037
       0        1,600,000   1,600,000   (4)    Federal National Mortgage Association            0         1,590,829       1,590,829
       0        1,100,000   1,100,000   (4)    General Electric Capital Corp.                   0         1,100,000       1,100,000
       0        3,000,000   3,000,000   (4)    Ranger Funding Co., LLC                          0         2,999,683       2,999,683
       0        3,000,000   3,000,000   (4)    Sheffield Receivables                            0         2,995,369       2,995,369
       0        3,000,000   3,000,000   (4)    Thunder Bay Funding, Inc.                        0         2,998,085       2,998,085
       0        3,000,000   3,000,000   (4)    Windmill Funding Corp.                           0         3,000,000       3,000,000
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------
                                                                                                0        17,683,003      17,683,003
                                                                                          ------------  -------------- -------------
                                               Repurchase Agreements--25.4%
                                               Interest in $3,500,000,000 joint
                                               repurchase agreement 4.04%, dated
                                               10/31/2005, under which Bank of
                                               America N.A. will repurchase a
                                               U.S. Government Agency security
                                               with a maturity of 7/1/2035 for
                                               $3,500,392,778 on 11/1/2005. The
                                               market value of the underlying
                                               security at the end of the
 $128,831,000      $ 0    $128,831,000         period was $3,570,000,001.                  128,831,000        0          128,831,000

                                               Interest in $2,000,000,000 joint
                                               repurchase agreement 4.04%, dated
                                               10/31/2005 under which Bear Stearns and
                                               Co., Inc. will repurchase U.S.
                                               Government Agency securities with
                                               various maturities to 11/25/2035 for
                                               $2,000,224,444 on 11/1/2005. The market
                                               value of the underlying securities at
                                               the end of the period was
                                               $2,060,002,229 (held as collateral for
  80,000,000        0      80,000,000          securities lending)                         80,000,000         0          80,000,000

                                               Interest in $1,000,000,000 joint
                                               repurchase agreement 4.04%, dated
                                               10/31/2005 under which Deutsche
                                               Bank Securities, Inc. will
                                               repurchase U.S. Government Agency
                                               securities with various
                                               maturities to 11/1/2035 for
                                               $1,000,112,222 on 11/1/2005. The
                                               market value of the underlying
                                               securities at the end of the
                                               period was $1,022,185,524 (held
                                               as collateral for
  71,499,000        0      71,499,000          securities lending)                         71,499,000         0          71,499,000
                                                                                          ------------  -------------- -------------
                                                                                          ------------  -------------- -------------

                                                TOTAL REPURCHASE AGREEMENTS
                                                   (AT AMORTIZED COST)                     280,330,000        0          280,330,000

                                                TOTAL INVESTMENTS - 113.6%                1,038,724,358
                                                   (IDENTIFIED COST $(1,037,580,306)                     214,180,745   1,252,905,103
                                                                                          =============  ============= =============
                                                                                          =============  ============= =============

                                                OTHER ASSETS AND LIABILITIES - NET -      (149,660,745)
                                                   (13.6)%                                                 82,905      (149,577,840)
                                                                                          -------------  ------------- -------------
                                                                                          -------------  ------------- -------------

                                                TOTAL NET ASSETS - 100%                   $889,063,613  $214,263,650  $1,103,327,263
                                                                                          =============  ============= =============

1. The Federated x Fund purchases index futures to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. The underlying face amount, at value, of open index futures contracts is $134,625,500 at October 31, 2005, which represents 15.1% of total net assets of the Federated Fund. Taking into consideration theses open index futures contracts, the Fund's effective total exposure to S&P MidCap 400 Index is 99.9%.



2. Non-income producing security.



3. All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.



4. Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.


At October 31, 2005, the Federated Fund had the following outstanding futures contracts:


                        Number of                                Expiration          Unrealized
     Contracts          Contracts        Notional Value             Date            Depreciation
---------------------  -------------     -------------------    --------------    -----------------
S&P MidCap 400             383           $134,624,500              Dec-05           ($2,761,507)
   Index Futures


At October 31, 2005, the Mason Street Fund had the following outstanding futures contracts:

                        Number of                                Expiration          Unrealized
     Contracts          Contracts        Notional Value             Date            Depreciation
---------------------  -------------     -------------------    --------------    -----------------
S&P MidCap 400              40           $17,223,500               Dec-05            ($404,547)
   Index Futures


Federated Fund
Mason Street Fund
Pro Forma Combining Statements of Assets & Liabilities
October 31,2005 (Unaudited)

                                                                                             Federated Fund Pro
                                       Federated        Mason Street      Pro Forma                Forma
                                         Fund               Fund          Adjustment              Combined
                                     --------------    ---------------  ---------------    -----------------------
Assets:
Investments in securities            $758,394,358       $214,180,745          $--                $972,575,103
Investments in repurchase
agreements                            280,330,000            --                --                 280,330,000
                                     --------------    ---------------  ---------------    -----------------------
    Total investments in             1,038,724,358      214,180,745           --                1,252,905,103
    securities
Cash                                    57,536             60,982             --                   118,518
Income receivable                       399,308           117,322             --                   516,630
Receivable for investments sold         346,582            89,609             --                   436,191
Receivable for shares sold             3,699,329          238,164             --                  3,937,493
Receivable for daily variation
margin                                 2,407,095          308,700             --                  2,715,795
                                     --------------    ---------------  ---------------    -----------------------
    Total Assets                     1,045,634,208      214,995,522           --                1,260,629,730

Liabilities:
Payable for investments purchased      2,915,547          527,353             --                  3,442,900
Payable for shares redeemed            2,024,806           1,350              --                  2,026,156
Payable for investment advisory
fee                                        --               21,612             --                    21,612
Payable for administrative fee             --               16,646             --                    16,646
Payable for distribution
services fee                               --               54,787             --                    54,787
Payable for shareholder services
fee                                     22,141               --                --                    22,141
Payable for collateral due to
broker                                151,499,000            --                --                 151,499,000
Accrued expenses                        109,101           110,124             --                   219,225
                                     --------------    ---------------  ---------------    -----------------------
    Total Liabilities                 156,570,595         731,872             --                 157,302,467
                                     --------------    ---------------  ---------------    -----------------------
Net Assets                           $889,063,613       $214,263,650          $--               $1,103,327,263
                                     --------------    ---------------  ---------------    -----------------------

Net Assets Consists of:
Paid-in capital                      $692,749,713       $146,983,811          $--                $839,733,524
Net unrealized appreciation of
   investments and futures
   contracts                          169,087,248        43,071,494           --                 212,158,742
Accumulated net realized gain on
   investments and futures
   contracts                          25,354,302         22,256,457           --                  47,610,759
Undistributed net investment
income                                 1,872,350         1,951,888            --                  3,824,238
                                     --------------    ---------------  ---------------    -----------------------
                                     $889,063,613       $214,263,650          $--               $1,103,327,263
                                     --------------    ---------------  ---------------    -----------------------

Net Assets
    Fund Shares                      $889,063,613            $--         $214,263,650(a)        $1,103,327,263
                                     --------------    ---------------  ---------------    -----------------------
    Class A Shares                        $--            $203,181,548    $(203,181,548)               $--
                                     --------------    ---------------  ---------------    -----------------------
    Class B Shares                        $--            $11,082,102     $(11,082,102)(a)             $--
                                     --------------    ---------------  ---------------    -----------------------

Shares Outstanding
    Fund Shares                       40,068,100             --           9,655,865(a)            49,723,965
                                     --------------    ---------------  ---------------    -----------------------
    Class A Shares                         --             15,095,248     (15,095,248)(a)              --
                                     --------------    ---------------  ---------------    -----------------------
    Class B Shares                         --              845,962        (845,962)(a)                --
                                     --------------    ---------------  ---------------    -----------------------

Net Asset Value and Redemption
Proceeds Per Share
    Fund Shares                         $22.19               $--               $--                   $22.19
                                     --------------    ---------------  ---------------    -----------------------
    Class A Shares                        $--               $13.46          $(13.46)                  $--
                                     --------------    ---------------  ---------------    -----------------------
    Class B Shares                        $--               $13.10          $(13.10)                  $--
                                     --------------    ---------------  ---------------    -----------------------

Offering Price Per Share
    Fund Shares                         $22.19               $--               $--                   $22.19
                                     --------------    ---------------  ---------------    -----------------------
    Class A Shares                        $--               $14.13     *    $(14.13)                  $--
                                     --------------    ---------------  ---------------    -----------------------
    Class B Shares                        $--                 $--               $--                     $--
                                     --------------    ---------------  ---------------    -----------------------
Investments, at identified cost      $866,875,603       $170,704,704          $--               $1,037,580,307
                                     --------------    ---------------  ---------------    -----------------------



* Computation of offering price per share 100/95.25 of net asset value


(a) Adjustment to reflect share balance as a result of combination.



(See Notes to Pro Forma Financial Statements)

Federated Fund
Mason Street Fund
Pro Forma Combining Statements of Operations
For the year ended October 31, 2005 (Unaudited)

                                                            Federated         Mason Street       Pro Forma           Federated Fund
                                                                                                                       Pro Forma
                                                               Fund               Fund           Adjustment             Combined
                                                        -------------------  ----------------  -------------       -----------------
Investment Income:
Dividends                                                  $10,266,641   *     $2,450,235            $--                $12,716,876
Interest                                                    2,290,985    **     579,999             --                  2,870,984
                                                        -------------------  ----------------  -------------       ----------------
   Total Income                                             12,557,626          3,030,234            --                  15,587,860

Expenses:
Management fee                                              3,230,483            503,553          302,132    (a)        4,036,168
Administrative fee                                              --                201,421         (201,421)   (b)            --
Custodian fees                                                23,278             26,978           (19,943)   (c)          30,313
Transfer and dividend disbursing agent fees and
expenses                                                     291,077             100,035          (29,575)   (d)         361,537
Directors'/Trustees' fees                                     9,899               7,353           (7,353)    (e)          9,899
Auditing fees                                                 14,516             16,920           (14,920)   (f)          16,516
Legal fees                                                    9,790                 --              3,000     (g)          12,790
Professional fees                                               --                17,040           (17,040)   (h)            --
Portfolio accounting fees                                    132,900                --              33,654    (i)         166,554
Distribution fees - Class A Shares                              --                35,874           (35,874)   (j)            --
Distribution fees - Class B Shares                              --                82,544           (82,544)   (k)            --
Shareholder services fee                                    1,853,987            503,553          (40,284)   (l)        2,317,256
Share registration costs                                      22,608             25,641           (4,089)    (m)          44,160
Printing and postage                                          25,598             13,456           (9,456)    (n)          29,598
Insurance premiums                                            12,668                --                --                    12,668
Miscellaneous                                                 7,748              27,309           (25,809)   (o)          9,248
                                                        -------------------  ----------------  -------------       ----------------
   Total Expenses                                           5,634,552           1,561,677        (149,522)              7,046,707
Waivers and Reimbursement:
Waiver/Reimbursement of management fee                       (26,750)               --             (8,125)    (p)         (34,875)
Waiver of shareholder services fee                         (1,611,701)              --            (406,383)   (q)       (2,018,084)
Waiver by affiliate                                             --               (52,201)           52,201    (r)            --
Indirectly paid fees                                            --                (1,812)           1,812     (s)            --
                                                        -------------------  ----------------  -------------
                                                                                                                   ----------------
   Total Waivers and Reimbursement                         (1,638,451)          (54,013)         (360,495)             (2,052,959)
                                                        -------------------  ----------------  -------------       ----------------
Net Expenses                                                3,996,101           1,507,664        (510,017)              4,993,748
                                                        -------------------  ----------------  -------------       ----------------
Net Investment Income                                       8,561,525           1,522,570         510,017               10,594,112

Realized and Unrealized Gain (Loss) on Investments
and Futures Contracts:
Net realized gain on investments                            42,604,394         13,516,616            --                  56,121,010
Net realized gain on futures contracts                      9,259,356           3,245,209            --                  12,504,565
Net change in unrealized appreciation of investments        65,293,633         12,709,919            --                  78,003,552
Net change in unrealized appreciation of futures
contracts                                                  (3,374,757)          (703,530)            --                 (4,078,287)
                                                        -------------------  ----------------  -------------       ----------------
                                                        -------------------  ----------------  -------------       ----------------
Change in net assets resulting from operations             $122,344,151        $30,290,784        $510,017             $153,144,952
                                                        -------------------  ----------------  -------------       ----------------



\* Including $14,028 received from affiliated issuers.


** Including $77,323 of income on securities loaned.




(See Notes to Pro Forma Financial Statements)


                                 Federated Fund
                                Mason Street Fund
                     Notes to Pro Forma Financial Statements
                 For the Year Ended October 31, 2005 (Unaudited)




Note 1. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Mid-Cap Index Fund and Mason Street Index 400 Stock Fund (individually referred to as the "Fund", or collectively as the "Funds"), for the year ended October 31, 2005. These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 2005.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Mason Street Index 400 Stock Fund Class A Shares and Class B Shares for shares of Federated Mid-Cap Index Fund. Under generally accepted accounting principles, Federated Mid-Cap Index Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.
For the year ended October 31, 2005, Federated Mid-Cap Index Fund and Mason Street Index 400 Stock Fund paid investment advisory fees computed at the annual rate of 0.40% and 0.25%, respectively, as a percentage of average daily net assets.

All costs with respect to the exchange will be paid by Federated Equity Management Company of Pennsylvania and/or Mason Street Advisors, LLC or their affiliates.

Note 2. Shares of Beneficial Interest

The Pro Forma Fund Shares net asset value per share assumes the issuance of 9,655,865 Fund Shares of the Federated Mid-Cap Index Fund in exchange for 15,095,248 Class A Shares and 845,962 Class B Shares of the Mason Street Index 400 Stock Fund which would have been issued at October 31, 2005 in connection with the proposed reorganization.

Note 3.  Proforma Adjustments

(a) Federated Equity Management Company of Pennsylvania (the "Manager"), receives for its services an annual management fee equal to 0.40% of the average daily net assets of the Federated Mid-Cap Index Fund, a series of Federated Index Trust (the "Trust"). Mason Street Advisors, LLC serves as investment advisor to the Mason Street Index 400 Stock Fund and receives for its services an annual investment advisory fee equal to 0.25% of the average daily net assets of the Mason Street Index 400 Stock Fund. An adjustment to the combined investment advisory fee reflects investment advisory fees charged at 0.40% of the pro forma combined fund's average daily net assets. The Advisor may voluntarily choose to waive a portion of its fee. The Advisor can modify or terminate this voluntary waiver at any time at its sole discretion.

(b) Federated Mid-Cap Index Fund does not charge a fee for administrative fee. Adjustment to reflect the reduction of the administrative fee accrued by the Mason Street Index 400 Stock Fund.

(c) Adjustment to reflect the custodian fees resulting from the combining of two portfolios into one.

(d) Adjustment to reflect the transfer and dividend disbursing agent fees and expenses due to the combining of two portfolios into one.

(e) Adjustment to reflect the directors'/trustees' fee resulting from the combining of two portfolios into one.

(f) Adjustment to reflect the auditing fee resulting from the combining of two portfolios into one.

(g) Adjustment to reflect the legal fee resulting from the combining of two portfolios into one.

(h) Professional fees for Mason Street Index 400 Stock Index was for legal and tax consulting services. These fees are included in the Legal fees for the Pro Forma Combined.

(i) Adjustment to reflect the portfolio accounting fee resulting from the combining of two portfolios into one.

(j) Federated Mid-Cap Index Fund does not charge a distribution fee. Adjustment to reflect the reduction of the distribution fee accrued by the Mason Street Index 400 Stock Fund Class A Shares.

(k) Federated Mid-Cap Index Fund does not charge a distribution fee. Adjustment to reflect the reduction of the distribution fee accrued by the Mason Street Index 400 Stock Fund Class B Shares.

(l) Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund may pay fees up to 0.25% of pro forma combined fund's average daily net assets to financial intermediaries or to FSSC for providing services to shareholders and maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee with respect to the Fund.

(m) Printing and postage expenses are adjusted to reflect fees resulting from the combining of two portfolios into one.

(n) Adjustment to reflect the insurance premiums resulting from the combining of two portfolios into one.

(o) Miscellaneous expenses are adjusted to reflect fees resulting from the combining of two portfolios into one.

(p) Adjustment to reflect waiver of investment adviser fee based on the combined average net assets of funds.

(q) Adjustment to reflect the waiver of shareholder services fee for Fund Shares based on the combined average net assets of funds.

(r ) Adjustment for reduction of waiver by affiliates which was waived by Mason Street Index 400 Stock Fund.

(s) Adjustment for reduction of indirectly paid fees which were waived by Mason Street Index 400 Stock Fund.

                            MASON STREET FUNDS, INC.

                        Mason Street Index 400 Stock Fund



Investment Adviser
Mason Street Advisors, LLC
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
Northwestern Mutual Investment Services, LLC
611 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Administrator
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202




PART C.    OTHER INFORMATION.

Item 15.  Indemnification:

Indemnification is provided to Trustees and officers of Federated Index Trust (the "Registrant") pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law. However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the 1940 Act for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii)
 by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking;
(ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.  Exhibits

1.1   Conformed copy of Amended and Restated Declaration of Trust of the Registrant; (18)
1.2   Conformed copy of Amendment No. 10 to the Declaration of Trust of the Registrant; (20)
1.3   Conformed copy of Amendment No. 11 to the Declaration of Trust of the Registrant; (22)
1.4   Conformed copy of Amendment No. 12 to the Declaration of Trust of the Registrant; (22)
1.5   Conformed Copy of Amendment No. 13 to the Declaration of Trust
                             of the Registrant; (25)
1.6   Conformed Copy of Amendment No. 14 to the Declaration of Trust;
                              (25)

2.1   Copy of By-Laws of the Registrant; (5)
2.2   Copies of Amendment Nos. 1-4 to the By-Laws of the Registrant;
                              (16)
2.3   Copy of Amendment No. 5 to the By-Laws of the Registrant;(24)
2.4   Copy of Amendment No. 6 to the By-Laws of the Registrant;(24)
2.5   Copy of Amendment No. 7 to the By-Laws of the Registrant; (26)

3.    Not Applicable

4. Agreement and Plan of Reorganization; (27)

 5.1 Copy of Specimen Certificate for Shares of Beneficial Interest of the Federated Mid-Cap Index Fund and Federated Mini-Cap Index Fund; (11)
 5.2 Copy of Specimen Certificates for Shares of Beneficial Interest of the Institutional Shares and Institutional Service Shares of the Federated Max-Cap Index Fund; (11)

 6.1  Conformed copy of Investment Management Contract of the
      Registrant; (10)
 6.2 Conformed copy of Exhibit A, B and C to Investment Management Contract of the Registrant; (18)
 6.3 Conformed copy of Amendment to Investment Management Contract between the Registrant and Federated Investment Management Company; (19)
 6.4 Conformed copy of Assignment of Investment Management Contract and Sub-Advisory Agreement; (25)
 6.5  Conformed copy of Sub-Advisory Agreement of the Registrant; (25)

 7.1  Conformed copy of Distributor's Contract of the Registrant; (10)
 7.2  Conformed copy of Exhibit D to Distributor's Contract of the
      Registrant; (10)
 7.3 Conformed copies of Exhibits E and F to Distributor's Contract of the Registrant; (14)
 7.4  Conformed copy of Exhibit H to Distributor's Contract of the
      Registrant; (25)
 7.5 The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6) (ii) -
      (iv) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269);
 7.6 Conformed copy of Amendment to Distributor's Contract between the Registrant and Federated Securities Corp.; (19)
 7.7 Conformed copy of Amendment to Distributor's Contracts between the Federated Funds and Federated Securities Corp.; (25)

8.    Not Applicable

 9.1  Conformed copy of Custodian Contract of the Registrant; (19)
 9.2  Conformed copy of Exhibit A and D to Custody Agreement of
      Registrant; (21)

10.1  Conformed copy of Distribution Plan of the Registrant; (25)
10.2 Conformed copies of Exhibits A, B and C to the Distribution Plan of the Registrant; (25)
10.3 The responses described in Item 22(e)(v) are hereby incorporated by reference;

11. Form of Opinion and Consent of Counsel regarding the legality of Shares being issued; (27)

12. Form of Opinion regarding tax consequences of Reorganization; (to be filed by amendment)

 13.1 Conformed copy of Amended and Restated Agreement for Fund
      Accounting Services, Administrative Services, Shareholder
      Transfer Agency Services and Custody Services Procurement; (16)
 13.2 The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement with attached schedule 1 revised 6/30/04, from Item (h) (vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843).
 13.3 The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government
      Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);

14. Conformed copy of Consent of Independent Auditors of Federated Mid Cap Index Fund; (*)
14.1 Conformed copy of Consent of Independent Auditors of Mason Street Index 400 Stock Fund.; (27)

15.   Not Applicable
16.1 Conformed copy of the Unanimous Consent Of Trustees for Power of Attorney
(27) 16.2 Conformed copy of the Certification of the Registrant (27) 16.3 Conformed copy of Power of Attorney of the Registrant; (27)

17. Form of Proxy; (27)

---------------------------------------------------------
* All exhibits are being filed electronically.

3. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 2 on Form N-1A dated June 29, 1990.
       (File Nos. 33-33852 and 811-6061)
5.     Response is incorporated by reference to Registrant's
       Post-Effective Amendment No. 2 on Form N-1A filed September 12,
       1991. (File Nos. 33-33852 and 811-6061)
10. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed December 29, 1993. (File Nos. 33-33852 and 811-6061)
11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed December 29, 1994. (File Nos. 33-33852 and 811-6061)
12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 11 on Form N-1A filed December 28, 1995. (File Nos. 33-33852 and 811-6061)
14. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed November 6, 1997. (File Nos. 33-33852 and 811-6061)
16. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed October 30, 1998. (File Nos. 33-33852 and 811-6061)
18. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 18 on Form N-1A filed December 27, 2000. (File Nos. 33-33852 and 811-6061)
19. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 19 on Form N-1A filed October 23, 2001. (File Nos. 33-33852 and 811-6061)
20. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 20 on Form N-1A filed December 26, 2001. (File Nos. 33-33852 and 811-6061)
21. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 23 on Form N-1A filed February 19, 2002. (File Nos. 33-33852 and 811-6061)
22. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed December 26, 2002. (File Nos. 33-33852 and 811-6061)
24. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 28 on Form N-1A filed December 30, 2003. (File Nos. 33-33852 and 811-6061)
25 Response is incorporated by reference to Registrant's Post Effective Amendment No. 29 on Form N-1A filed October 15, 2004.
       (File Nos. 33-33852 and 811-6061)
26     Response is incorporated by reference to Registrant's Post
       Effective Amendment No. 29 on Form N-1A filed December 29,
       2004. (File Nos. 33-33852 and 811-6061)
27     Response is incorporated by reference to Registrant's Form
       N-14AE filed December 22, 2005. (File Nos. 333-130647 and
       811-6061)

Item 17.  Undertakings

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

                               SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, FEDERATED INDEX TRUST, has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 28th day of December, 2005.

                  FEDERATED INDEX TRUST

                  BY: /s/ Todd P. Zerega
                  Todd P. Zerega, Assistant Secretary
                  December 28, 2005

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

         NAME                               TITLE                 DATE

By: /s/ Todd P. Zerega                  Attorney In Fact      December 28, 2005
    Todd P. Zerega                      For the Persons
    ASSISTANT SECRETARY                 Listed Below

John F. Donahue*                        Chairman and Trustee

Christopher Donahue*                    President and Trustee
                                        (Principal Executive Officer)

Richard J. Thomas*                      Treasurer
                                        (Principal Financial Officer)

Thomas G. Bigley*                       Trustee

John T. Conroy, Jr.*                    Trustee

Nicholas P. Constantakis*               Trustee

John F. Cunningham*                     Trustee

Lawrence D. Ellis, M.D.*                Trustee

Peter E. Madden*                        Trustee

Charles F. Mansfield, Jr.*              Trustee

John E. Murray, Jr., J.D., S.J.D.*      Trustee

Marjorie P. Smuts*                      Trustee

John S. Walsh*                          Trustee

*By Power of Attorney